As filed with the U.S. Securities and Exchange Commission on January 21, 2025

File No. [   ]

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO.	☐

JOHN HANCOCK INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

200 Berkeley Street

Boston, Massachusetts 02116

(Address of Principal Executive Offices)

800-225-5291

(Registrant’s Area Code and Telephone Number)

Christopher Sechler, Esq.

200 Berkeley Street

Boston, Massachusetts 02116

(Name and Address of Agent for Service)

Copies to:

Christopher P. Harvey, Esq.

Stephanie A. Capistron, Esq.

Dechert LLP

One International Place, 40th Floor

100 Oliver Street

Boston, MA 02110-2605

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

TITLE OF SECURITIES BEING REGISTERED:

Shares of beneficial interest of Registrant

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940, which permits registration of an indefinite number of securities.

It is proposed that this filing will become effective on February 20, 2025 pursuant to Rule 488 under the Securities Act of 1933, as amended.

JOHN HANCOCK INVESTMENT TRUST CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents: Cover Sheet

Contents of Registration Statement

Part A – Information Statement/Prospectus

Part B – Statement of Additional Information

Part C – Other Information

Signature Pages

Exhibits

2

February [ ], 2025

Dear John Hancock Seaport Long/Short Fund shareholder:

At John Hancock Investment Management, we continually review our lineup of mutual funds to ensure that each fund continues to serve the best interests of shareholders. Included in that assessment is a review of account fees and long-term prospects for growth, and whether the combination of similar funds might promote beneficial economies of scale. On occasions where we believe a fund may benefit from its combination with another similar fund, we have taken action, and we believe your fund would benefit from such action at this time. After careful consideration, we proposed, and your fund’s Trustees agreed, that shareholders would benefit from a merger of John Hancock Seaport Long/Short Fund (the “Fund” or “Acquired Fund”) with and into John Hancock Disciplined Value Global Long/Short Fund (the “Acquiring Fund”) (the “Reorganization”).

Advantages of the merger:

•

Expected economies of scale and potentially lower expenses in the future. Following the Reorganization, on a pro forma basis, the operating expense ratios of Class A, Class C, Class I, Class R6 and Class NAV shares of the Acquiring Fund to be received in the Reorganization are expected to be lower than the respective operating expense ratios for the corresponding share class of the Target Fund, both before and after expense waivers. Moreover, as fixed costs are spread across the larger asset base of a combined fund with greater potential for asset growth, overall gross shareholder expenses may be reduced in the future.

•

Similar investment objective. The merger is expected to allow shareholders of the Target Fund to pursue a similar investment objective in a larger combined fund. The Funds have similar investment objectives: to seek capital appreciation for the Target Fund and to seek long-term growth of capital for the Acquiring Fund. The Target Fund invests in a number of investment strategies (Strategies), through which the fund will take both physical and synthetic long positions and synthetic short exposures in a variety of equity and derivative instruments. Each Strategy is managed by a separate portfolio management team pursuant to allocations provided by the advisor from time to time. The Acquiring Fund invests at least 80% of its assets in equity and equity-related securities that meet the Acquiring Fund’s value criteria. The combined fund’s portfolio will be substantially similar to the Acquiring Fund’s current portfolio.

•

Continuity of management. John Hancock Investment Management LLC serves as investment advisor to your Fund and the Acquiring Fund and will continue to serve as the investment advisor to the combined fund. Wellington Management Company LLP currently serves as the investment subadvisor of the Target Fund. The merger will result in the termination of Wellington Management Company LLP as subadvisor to the Target Fund. Boston Partners Global Investors, Inc. serves as the investment subadvisor of the Acquiring Fund and will continue to serve as the investment subadvisor to the combined fund.

I encourage you to read the enclosed information statement and prospectus for more information.

Sincerely,

Kristie M. Feinberg

President and CEO

John Hancock Investment Management

Head of Wealth and Asset Management

SUBJECT TO COMPLETION

The information in this combined information statement and prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This combined information statement and prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

INFORMATION STATEMENT for

John Hancock Seaport Long/Short Fund (the “Acquired Fund,” or “your Fund”),

a series of John Hancock Investment Trust (the “Trust”)

PROSPECTUS for

John Hancock Disciplined Value Global Long/Short Fund (the “Acquiring Fund”)

a series of the Trust,

(together with the Acquired Fund, the “Funds,” and each a “Fund”)

The address of each Fund is 200 Berkeley Street, Boston, Massachusetts 02116. The telephone number of each Fund is 800-225-5291.

DATED [ ], 2025

This information statement and prospectus (the “Information Statement/Prospectus”) is being furnished in connection with the reorganization of the Acquired Fund into the Acquiring Fund. This Prospectus/Information Statement is being mailed on or about [February 27], 2025 to shareholders of the Acquired Fund as of February 5, 2025. Please read it carefully and retain it for future reference.

We are not asking you for a proxy and you are requested not to send us a proxy.

	Acquired Fund	Acquiring Fund
Proposal	John Hancock Seaport Long/Short Fund	John Hancock Disciplined Value Global Long/Short Fund

How the Reorganization will Work

•

Your Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume substantially all of your Fund’s liabilities (other than any liabilities of your Fund arising under the Agreement and Plan of Reorganization (the “Agreement”) between your Fund and the Acquiring Fund).

•

The Reorganization is scheduled to occur after the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”), on April 4, 2025 (the “Closing Date”), but may occur on any later date agreed to by the Acquired Fund and the Acquiring Fund.

•

The Acquiring Fund will issue Class A shares to your Fund in an amount equal to the value of your Fund’s net assets attributable to its Class A shares. These shares will be distributed to your Fund’s Class A shareholders in proportion to their holdings on the Closing Date.

•

The Acquiring Fund will issue Class C shares to your Fund in an amount equal to the value of your Fund’s net assets attributable to its Class C shares. These shares will be distributed to your Fund’s Class C shareholders in proportion to their holdings on the Closing Date.

•

The Acquiring Fund will issue Class I shares to your Fund in an amount equal to the value of your Fund’s net assets attributable to its Class I shares. These shares will be distributed to your Fund’s Class I shareholders in proportion to their holdings on the Closing Date.

•

The Acquiring Fund will issue Class R6 shares to your Fund in an amount equal to the value of your Fund’s net assets attributable to its Class R6 shares. These shares will be distributed to your Fund’s Class R6 shareholders in proportion to their holdings on the Closing Date.

•

The Acquiring Fund will issue Class NAV shares to your Fund in an amount equal to the value of your Fund’s net assets attributable to its Class NAV shares. These shares will be distributed to your Fund’s Class NAV shareholders in proportion to their holdings on the Closing Date.

•	No sales charges will be imposed on shares of the Acquiring Fund received by shareholders of your Fund.

•	Your Fund will be terminated, and shareholders of your Fund will become shareholders of the Acquiring Fund.

•	For U.S. federal income tax purposes, the Reorganization is not intended to result in the recognition of income, gain, or loss by your Fund, the Acquiring Fund, or the shareholders of your Fund.

Rationale for the Reorganization

The Reorganization is intended to consolidate your Fund with a similar fund advised by John Hancock Investment Management LLC (the “Advisor” or “JHIM”). The Acquired Fund is subadvised by Wellington Management Company LLP (“Wellington”) and the Acquiring Fund is subadvised by Boston Partners Global Investors, Inc. (“Boston Partners”). The individuals that act as the portfolio managers jointly and primarily responsible for the day-to-day management of the Acquiring Fund are expected to continue to manage the combined fund. The Reorganization is expected to allow your Fund to pursue a substantially similar investment objective in a larger combined fund. The Acquired Fund seeks capital appreciation, and the Acquiring Fund seeks (and the combined fund will also seek) long-term growth of capital. Both the Acquired Fund and the Acquiring Fund primarily invest their assets in both physical and synthetic long and short positions in a variety of equity and derivative instruments. The combined fund’s portfolio will be substantially similar to the Acquiring Fund’s current portfolio.

Each Fund incurs costs for legal, accounting, transfer agency services, insurance, and custodial and administrative services. Many of these resources and costs are duplicative. The combination of these Funds resulting from the Reorganization may enable the combined fund to benefit from the ability to spread fixed expenses over a larger asset base in a manner that may contribute to a lower expense ratio in the long-term than each Fund would achieve separately, both before and after current expense waivers. The hypothetical pro forma expense ratios of the Acquiring Fund shares received in the Reorganization are expected to be lower than those of the corresponding share class of the Acquired Fund both before and after expense waivers. Specifically, the pro forma expense ratios of the Acquiring Fund’s Class A, Class C, Class I, Class R6 and Class NAV shares are expected to be 1.86%, 2.61%, 1.61%, 1.50% and 1.49%, respectively, before current expense waivers, whereas the expense ratios of the Acquired Fund’s Class A, Class C, Class I, Class R6 and Class NAV shares as of October 31, 2024 were 1.98%, 2.68%, 1.68%, 1.56% and 1.56%, respectively, before current expense waivers. The Acquired Fund’s contractual advisory fee rate is higher than the advisory fee rate of the Acquiring Fund. After the expiration of the current expense waivers, if the expense waivers are not continued past their expiration date, the expenses borne by shareholders of the Acquiring Fund would increase.

The Acquiring Fund is the successor to Boston Partners Global Long/Short Fund, a series of The RBB Fund, Inc. (the “Predecessor Fund”). On October 21, 2024, the Acquiring Fund acquired the assets and liabilities of the Predecessor Fund, and as a result of the transaction, adopted the accounting and performance history of the Predecessor Fund. The Predecessor Fund was advised by Boston Partners.

Shares of the Acquiring Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the U.S. Federal Reserve Board, or any other government agency.

Shares of the Acquiring Fund have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). The SEC has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Where to Get More Information

• The Acquiring Fund Class A, Class C, Class I and Class R6 summary prospectus, dated January 1, 2025.	For Class A, Class C, Class I and Class R6 Shareholders, this summary prospectus is in the same envelope as this Information Statement/Prospectus. This document is incorporated by reference into (and therefore legally part of) this Information Statement/Prospectus.

• The Acquiring Fund Class NAV prospectus, dated January 1, 2025.	For Class NAV Shareholders, this prospectus is in the same envelope as this Information Statement/ Prospectus. This document is incorporated by reference into (and therefore legally part of) this Information Statement/Prospectus.

•  The statement of additional information (“SAI”) dated [ ], 2025, which relates to this Information Statement/Prospectus and the Reorganization and contains additional information about the Acquired and the Acquiring Funds (File no. [ ]).

These documents and additional information about the Funds are on file with the SEC and are available at no charge by writing to us or by calling our toll-free telephone number: 800-225-5291 (Class A and Class C), 888-972-8696 (Class I and Class R6) or 800-344-1029 (Class NAV).

•  The Acquired Fund Class A, Class C, Class I and Class R6 prospectus, dated March 1, 2024, as supplemented to date.

•  The Acquiring Fund Class A, Class C, Class I and Class R6 prospectus, dated January 1, 2025.

•  The Acquired Fund Class NAV prospectus, dated
March 1, 2024, as supplemented to date.

•  The Acquired Fund SAI, dated March 1, 2024, as supplemented to date.

Information in these documents is incorporated by reference into (and therefore legally part of) this Information Statement/Prospectus. The SEC file numbers for the Trust, of which the Acquired Fund and the Acquiring Fund are series, are 002-10156 and 811-00560.

• The Acquiring Fund SAI, dated January 1, 2025. • The Acquired Fund’s annual shareholder report, dated October 31, 2024. • The Acquiring Fund’s annual shareholder report, dated August 31, 2024.

The date of this Information Statement/Prospectus is [ ], 2025.

REORGANIZATION OF JOHN HANCOCK SEAPORT LONG/SHORT FUND

Approval of Agreement and Plan of Reorganization between John Hancock Seaport Long/Short Fund and John Hancock Disciplined Value Global Long/Short Fund

Under the Agreement, the Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange for shares in the Acquiring Fund, as described in the Agreement. These shares will be distributed proportionately to the shareholders of the Acquired Fund. The Acquiring Fund will also assume substantially all of the liabilities of the Acquired Fund.

SUMMARY COMPARISONS OF ACQUIRED FUND TO ACQUIRING FUND

Comparison of Funds’ Investment Objectives, Strategies, and Policies

John Hancock Seaport Long/Short Fund (Acquired Fund)	John Hancock Disciplined Value Global Long/Short Fund (Acquiring Fund)
Approximate Net Assets of Each Fund (as of October 31, 2024)

$440 million	$164 million
Investment Advisor

John Hancock Investment Management LLC

Investment Subadvisor
Wellington Management Company LLP	Boston Partners Global Investors, Inc.
Portfolio Managers

Jennifer N. Berg, CFA

•  Senior Managing Director and Global Industry Analyst

•  Managed the Acquired Fund since 2013

Bruce L. Glazer

•  Senior Managing Director and Global Industry Analyst

•  Managed the Acquired Fund since 2013

Rebecca D. Sykes, CFA

•  Senior Managing Director and Global Industry Analyst

•  Managed the Acquired Fund since 2021

Michael G. Toman

•  Managing Director and Portfolio Manager

•  Managed the Acquired Fund since 2022

Christopher K. Hart, CFA

•  Portfolio Manager

•  Managed the Acquiring Fund since its inception and the Predecessor Fund, since 2013

Joshua M. Jones, CFA

•  Portfolio Manager

•  Managed the Acquiring Fund since its inception and the Predecessor Fund since 2013

Soyoun Song

•  Portfolio Manager

•  Managed the Acquiring Fund since its inception

John Hancock Seaport Long/Short Fund (Acquired Fund)	John Hancock Disciplined Value Global Long/Short Fund (Acquiring Fund)
Keith E. White • Senior Managing Director and Portfolio Manager • Managed the Acquired Fund since 2016

Investment Objective

The Acquired Fund seeks capital appreciation.	The Acquiring Fund seeks long-term growth of capital.

Principal Investment Strategies

The Acquired Fund allocates its assets to a number of investment strategies (“Strategies”), through which the Acquired Fund will take both physical and synthetic long positions and synthetic short exposures in a variety of equity and derivative instruments. The Acquired Fund may hold significant synthetic long and short exposures. Each Strategy will be managed by a separate portfolio management team pursuant to allocations provided by the Advisor from time to time.

For long positions, the manager generally uses bottom-up fundamental analysis to identify companies throughout the world that the manager believes are undervalued or expects to experience high levels of growth. The manager also seeks to identify sectors, industries, or asset classes that may be overvalued or may experience low levels of growth, and the Acquired Fund may take significant synthetic long and short exposures in such areas. The Acquired Fund generally will not invest in companies with a market capitalization below $500 million at the time of purchase. The Acquired Fund’s synthetic short exposures will primarily be maintained in derivatives on exchange-traded pooled investment vehicles (e.g., exchange-traded funds (“ETFs”)) and/or indices, but may be maintained in other vehicles. In certain circumstances, the Acquired Fund’s overall synthetic short exposures may equal or exceed the size of the Acquired Fund’s long positions. Generally, the Acquired Fund does not intend to take synthetic short exposures to individual stocks. The Acquired Fund also may invest in master limited partnerships. The Acquired Fund may trade securities actively.

Derivative instruments in which the Acquired Fund may hold physical and synthetic long positions or synthetic short exposures include futures and forward contracts, such as interest-rate futures and foreign currency forward contracts; swaps, such as interest-rate swaps, credit default swaps, or total return swaps; call and put

Under normal circumstances, the Acquiring Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of equity and equity-related securities that meet the Acquiring Fund’s value criteria, including without limitation exchange-traded and over-the-counter common and preferred stocks, warrants, options, rights, convertible securities, sponsored and unsponsored depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies (including ETFs), and real estate investment trusts (“REITs”). A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. The Acquiring Fund invests, both long and short, in securities issued anywhere in the world, including U.S. companies of any capitalization size.

The Acquiring Fund defines non-U.S. companies as companies (i) that are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets, or that derive a significant portion of their revenue or profits from businesses, investments or sales, outside of the United States. The Acquiring Fund principally will be invested in issuers located in countries with developed securities markets, but may also invest in issuers located in emerging markets. The manager considers an emerging market country to include any country that is: 1) generally recognized to be an emerging market country by the international financial community, including the World Bank; 2) classified by the United Nations as a developing country; or 3) included in the MSCI Emerging Markets Index. Due to the unique relationship between China and its separately administered regions, the manager includes Hong Kong and Macau as emerging markets.

John Hancock Seaport Long/Short Fund (Acquired Fund)	John Hancock Disciplined Value Global Long/Short Fund (Acquiring Fund)

options; or warrants and rights, and may be used to reduce risk, obtain efficient market exposure, and/or enhance investment returns. The Acquired Fund may also invest in repurchase agreements and reverse repurchase agreements.

The Strategies are typically diversified across sectors or focus on individual sectors, including financial services, healthcare, information technology, energy, bio-technology, and/or natural resources. Strategies and the allocations among them may vary. Each Strategy has a distinct investment philosophy and an analytical process based on a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, expected growth rates, revenues, dividends, and other measures of value. As a result, the aggregate portfolio will represent a wide range of investment philosophies, companies, industries, and market capitalizations.

The manager may also invest in debt instruments, including high yield debt instruments (i.e., junk bonds). Such instruments may include, but are not limited to, bonds, bank loans (including loan participations), asset-backed securities, mortgage-backed securities, convertible securities, foreign currency-denominated foreign securities, U.S. and foreign government securities, hybrid securities (including convertible bonds, contingent convertible/capital securities, and similarly structured securities), derivatives, currencies, and reverse repurchase agreements. Some loans may be illiquid. Derivative instruments also may magnify the Acquired Fund’s gains and losses.

The Acquiring Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries).

For long positions, the Acquiring Fund generally invests in the equity securities of issuers the manager believes are undervalued. For short positions, the Acquiring Fund generally takes positions in securities the manager has identified as overvalued. The manager applies a bottom-up stock selection process using a combination of fundamental and quantitative analysis of issuer-specific factors such as price-to-book value, price-to-sales and earnings ratios, dividend yields, strength of management, and cash flow. The Acquiring Fund may invest in securities of companies operating for three years or less (“unseasoned issuers”). The manager will determine the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk of the overall portfolio. The manager examines various factors in determining the value characteristics of such issuers including price-to-book value ratios and price-to-earnings ratios. These value characteristics are examined in the context of the issuer’s operating and financial fundamentals, including return on equity, earnings growth and cash flow. The manager selects securities for the Acquiring Fund based on an ongoing study of trends in industries and companies, earnings power and growth and other investment criteria.

The Acquiring Fund may take both physical and synthetic long and short positions in a variety of equity and derivative instruments. The Acquiring Fund may hold significant synthetic short exposures. The Acquiring Fund’s long and short exposures will primarily be maintained on individual securities. With a physical short position, the Acquiring Fund sells a security that it does not own that must be returned later to meet its settlement obligations.

Derivative instruments in which the Acquiring Fund may take long and short positions include futures and forwards, such as equity index futures and foreign currency forward contracts; swaps, such as total return swaps; and call and put options. Derivatives may be used to reduce risk, obtain efficient market exposure, and/or enhance investment returns. Derivative instruments may magnify the Acquiring Fund’s gains and losses.

The Acquiring Fund’s portfolio is rebalanced regularly. The manager assesses each investment’s changing characteristics relative to its contribution to portfolio risk. The manager will sell an investment or close out a

John Hancock Seaport Long/Short Fund (Acquired Fund)	John Hancock Disciplined Value Global Long/Short Fund (Acquiring Fund)

position that it believes no longer offers an appropriate return-to-risk trade-off. Under normal circumstances, the manager expects to maintain long and short positions so that the Acquiring Fund’s portfolio is approximately between 30% and 70% net long.

The manager will sell an investment or close out a position when it no longer meets one or more investment criteria, either through obtaining target value or due to an adverse change in fundamentals or business momentum. Each holding has a target valuation established at purchase, which the manager constantly monitors and adjusts as appropriate.

To meet margin requirements, redemptions or pending investments, the Acquiring Fund may also temporarily hold a portion of its assets in full faith and credit obligations of the United States government and in short-term notes, commercial paper or other money market instruments.

The Acquiring Fund may invest from time to time a significant portion of its assets in smaller issuers (generally defined as issuers with a market capitalization equal to or less than $10 billion) which are more volatile and less liquid than investments in issuers with larger market capitalizations.

The Acquiring Fund may invest up to 15% of its net assets in illiquid investments, including investments that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

In general, the Acquiring Fund’s investments are broadly diversified over a number of industries and, as a matter of policy, the Acquiring Fund is limited to investing a maximum of 25% of its total assets in any one industry.

Changes to Principal Investment Strategies

The Board of Trustees can change the Acquired Fund’s investment objective and strategies without shareholder approval.	The Board of Trustees can change the Acquiring Fund’s investment objective and strategies without shareholder approval. The Acquiring Fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.

John Hancock Seaport Long/Short Fund (Acquired Fund)	John Hancock Disciplined Value Global Long/Short Fund (Acquiring Fund)
Securities Lending

The Funds may lend its securities so long as such loans do not represent more than 33 1⁄3% of the Funds’ total assets. The borrower will provide collateral to the lending portfolio so that the value of the loaned security will be fully collateralized. The collateral may consist of cash, cash equivalents, or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the loaned securities increases. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

Temporary Defensive Investing

The Acquired Fund may invest up to 100% of its assets in cash, money market instruments, or other investment-grade short-term securities for the purpose of protecting the Acquired Fund in the event the manager determines that market, economic, political, or other conditions warrant a defensive posture.

To the extent that the Acquired Fund is in a defensive position, its ability to achieve its investment objective will be limited.

The Acquiring Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements, or other short-term instruments for the purpose of protecting the Acquiring Fund in the event the manager determines that market, economic, political, or other conditions warrant a defensive posture.

To the extent that the Acquiring Fund is in a defensive position, its ability to achieve its investment objective will be limited.

Investment Objectives and Principal Investment Strategies

As shown in the table above, the Acquiring Fund has an investment objective that is substantially similar to the investment objective of the Acquired Fund. Each Fund primarily invests their assets in both physical and synthetic long and short positions in a variety of equity and derivative instruments.

The Reorganization is not expected to result in any change to the investment objective or principal investment policies of the Acquiring Fund, or any substantial change in portfolio composition. Differences in the Funds’ stated principal investment strategies exist, including that, whereas the Acquiring Fund has a policy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of equity and equity-related securities that meet the Acquiring Fund’s value criteria, the Acquired Fund does not have any 80% policy and allocates its assets to a number of investment strategies through which the Acquired Fund will take both physical and synthetic long positions and synthetic short exposures in a variety of equity and derivative instruments. The Acquired Fund uses a broader array of derivatives, while the Acquiring Fund uses derivatives like futures, forwards, swaps, and call and put options mainly to gain exposures or hedge risk. In addition, the Acquired Fund does not emphasize a specific market or geographical focus, while the Acquiring Fund explicitly invests in global securities with diversification across various regions and countries, including emerging markets.

Please refer to the Funds’ current prospectuses, as may be supplemented, for additional details regarding the Funds’ respective principal investment strategies.

While the Acquiring Fund and Acquired Fund have similar investment objectives and principal investment strategies and all securities held by the Acquired Fund are consistent with the Acquiring Fund’s investment restrictions and can be held by the Acquiring Fund, prior to the Reorganization, the Acquired Fund is planning to sell [all] of its investments in anticipation of the Reorganization. The proceeds of such sales will be reinvested in accordance with the investment process of the Acquiring Fund’s portfolio management team in advance of and/or following the Reorganization. The Acquired Fund will use a transition manager to assist in transitioning cash and portfolio securities in connection with the Reorganization.

As of [October 31, 2024], the sales of portfolio securities by the Acquired Fund are expected to result in brokerage commissions of approximately $66,436 (0.02% of fund net assets or less than $0.01 per share), resulting in anticipated capital gain of [$1.40] per share. The actual costs and capital gains may differ due to the timing of such sales.

Comparison of Investment Restrictions

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund has adopted investment policies that can be changed only with shareholder approval. These policies are referred to as “fundamental investment restrictions.” Each Fund has identical fundamental investment restrictions, which relate to borrowing, lending, underwriting, concentration, issuing senior securities, and investing in commodities and real estate.

In addition, each Fund has also adopted investment restrictions that are “non-fundamental,” i.e., restrictions that can be changed by Board action alone. The Funds’ non-fundamental investment restrictions are the same, except that the Acquired Fund has an additional, non-fundamental restriction that it will not physically short securities.

COMPARISON OF FUND CLASSES

Each Fund currently offers Class A, Class C, Class I, Class R6 and Class NAV shares.

Class A shares of the Acquired and Acquiring Funds

•  Class A shares are offered with a front-end sales charge and there is a 1.00% contingent deferred sales charge (“CDSC”) on certain investments in Class A shares, including those of $1 million or more sold within one year of purchase.

•  For the Acquired Fund, Class A shares are subject to distribution and service (Rule 12b-1) fees equal to an annual rate of 0.30% of the average daily net assets attributable to the Fund’s Class A shares.

•  For the Acquiring Fund, Class A shares are subject to distribution and service (Rule 12b-1) fees equal to an annual rate of 0.25% of the average daily net assets attributable to the Fund’s Class A shares.

•  Class A shares have a minimum investment requirement of $1,000 ($250 for group investments). However, there is no minimum initial investment for certain group retirement plans, certain fee-based or wrap accounts, or certain other eligible investment product platforms.

•  Class A shares are not available to group retirement plans that do not currently hold Class A shares of a Fund and that are eligible to invest in Class I shares or any of the R share classes, except as provided in the Funds’ prospectuses.

Class C shares of the Acquired and Acquiring Funds

•  Class C shares are offered without a front-end sales charge but are subject to a 1.00% CDSC on shares sold within one year of purchase.

•  Class C shares are subject to Rule 12b-1 fees equal to an annual rate of 1.00% of the average daily net assets attributable to the Acquired Fund’s Class C shares.

•  Class C shares have a minimum investment requirement of $1,000 ($250 for group investments). However, there is no minimum initial investment for certain group retirement plans, certain fee-based or wrap accounts, or certain other eligible investment product platforms.

•  The maximum amount that you may invest in Class C shares with any single purchase is $999,999.99.

•  Class C shares automatically convert to Class A shares after eight years.

Class I shares of the Acquired and Acquiring Funds

•  Class I shares are offered with no front-end sales charge and are not subject to a CDSC. However, if you purchase Class I Shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker.

•  Class I shares are not subject to Rule 12b-1 fees.

•  The minimum initial investment requirement for Class I shares is $250,000, except that the Funds may waive the minimum for any category of investors at the Funds’ sole discretion.

•  Class I shares are offered without any sales charges to certain investors, as set forth in the Funds’ prospectuses.

Class R6 shares of the Acquired and Acquiring Funds

•  Class R6 shares are offered without a front-end sales charge and are not subject to a CDSC.

•  Class R6 shares are not subject to Rule 12b-1 fees.

•  The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the Advisor or its affiliates, employees of the Subadvisor, members of the Funds’ portfolio management team and the spouses and children (under age 21) of the aforementioned.

•  Class R6 shares are offered only to certain types of investors listed in the Funds’ prospectuses. Class R6 shares are not available to retail non-retirement accounts, Traditional and Roth individual retirement accounts (“IRAs”), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, and 529 college savings plans.

Class NAV shares of the Acquired and Acquiring Funds

•  Class NAV shares are offered with no front-end sales charge and are not subject to a CDSC.

•  Class NAV shares are not subject to Rule 12b-1 fees.

•  There are no minimum initial or subsequent investment requirements for Class NAV shares.

•  Class NAV shares are offered only to certain types of investors listed in the Funds’ prospectuses.

Net Asset Value. All purchases, exchanges, and sales are made at a price based on the next net asset value per share (“NAV”) of the class of a Fund to be calculated after your request is received in good order. Each Fund’s NAV is normally determined once daily as of the close of regular trading on the NYSE (typically 4:00 P.M., Eastern Time, on each business day that the NYSE is open).

Redemptions and Exchanges. Class A, Class C, Class I, Class R6 and Class NAV shares of each Fund may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 800-225-5291 (Class A and Class C); 888-972-8696 (Class I and Class R6); 800-344-1029 (Class NAV). The Funds have the same exchange features.

Commencement Dates. The Acquired Fund commenced operations on December 20, 2013. Class A, Class I, Class R6 and Class NAV shares of the Acquired Fund were first offered on December 20, 2013. Class C shares of the Acquired Fund were first offered on May 16, 2014. Investor Class and Institutional Class shares were first offered by the Predecessor Fund on April 11, 2014 and December 31, 2013, respectively. Class I shares of the Acquiring Fund were issued in exchange for the Predecessor Fund’s Institutional Class shares and Class A shares were issued in exchange for the Predecessor Fund’s Investor Class shares. Class C, and Class R6 shares of the Acquiring Fund were first offered on October 21, 2024. The Acquiring Fund commenced operations as a series of the Trust on October 21, 2024.

COMPARISON OF INVESTMENT RISKS

The Funds are exposed to various risks that could cause shareholders to lose money on their investments in the Funds. The following discussion describes the Funds’ principal risks.

Principal Risks Applicable to Both Funds

(listed in alphabetical order)

Convertible securities risk. Convertible securities are subject to certain risks of both equity and debt securities. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. As the market price of underlying common stock declines below the conversion price, the market value of the convertible security tends to be increasingly influenced by its yield.

Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of Fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Acquired Fund: Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.

Exchange-traded funds (“ETFs”) risk. The risks of owning shares of an ETF include the risks of owning the underlying securities the ETF holds. Lack of liquidity in an ETF could result in the ETF being more volatile than its underlying securities. An ETF’s shares could trade at a significant premium or discount to its NAV. A Fund bears ETF fees and expenses indirectly.

Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Acquiring Fund: Depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Hong Kong Stock Connect Program (“Stock Connect”) risk. Trading in China A-Shares through Stock Connect, a mutual market access program that enables foreign investment in the People’s Republic of China (“PRC”), is subject to certain restrictions and risks. Securities listed on Stock Connect may lose purchase eligibility, which could adversely affect the Fund’s performance. Trading through Stock Connect is subject to trading, clearance, and settlement procedures that may continue to develop as the program matures. Any changes in laws, regulations and policies applicable to Stock Connect may affect China A-Share prices. These risks are heightened by the underdeveloped state of the PRC’s investment and banking systems in general.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a Fund’s volatility and could produce disproportionate losses, potentially more than the Fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the Fund intends to utilize include: Acquired Fund: credit default swaps, foreign currency forward contracts, futures contracts, options, interest rate swaps, total return swaps, reverse repurchase agreements, and swaps. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk. An event of default or insolvency of the counterparty to a reverse repurchase agreement could result in delays or restrictions with respect to the Acquired Fund’s ability to dispose of the underlying securities. In addition, a reverse repurchase agreement may be considered a form of leverage and may, therefore, increase fluctuations in the Acquired Fund’s NAV. Acquiring Fund: foreign currency forward contracts, futures contracts, options, swaps, and total return swaps. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

High portfolio turnover risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.

Leveraging risk. Using derivatives may result in a leveraged portfolio. Leveraging long exposures increases a Fund’s losses when the value of its investments declines. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Acquired Fund: Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the Fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.

Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a Fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.

Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.

Synthetic short exposure risk. The Fund will gain synthetic short exposure through a forward commitment through a swap agreement. Synthetic short exposures involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment.

Warrants risk. The prices of warrants may not precisely reflect the prices of their underlying securities. Warrant holders do not receive dividends or have voting or credit rights. A warrant ceases to have value if not exercised prior to its expiration date.

Principal Risks Specific to John Hancock Seaport Long/Short Fund

(listed in alphabetical order)

Biotechnology industry risk. Biotechnology companies are subject to regulatory requirements, intense competition, rapid technological and other developments that could negatively affect the price, profitability, viability, and availability of their products and services. Investments in this industry are often based on speculation regarding future research and product developments.

Energy sector risk. The energy sector is cyclical and highly dependent on commodities prices, which may be volatile. The market value of energy companies can be significantly affected by a number of factors, including global energy price volatility, supply and demand, exchange- and interest-rate fluctuation, and domestic and foreign political and economic developments. Energy companies also face a significant risk of civil liability.

Financial services sector risk. Financial services companies can be significantly affected by economic, market, and business developments, borrowing costs, interest-rate fluctuations, competition, and government regulation, among other factors.

Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect the Acquired Fund’s performance.

Healthcare sector risk. Health sciences companies may be significantly affected by product obsolescence, thin capitalization, limited product lines and markets, civil liability claims, and legislative or regulatory activities, among other factors.

Hybrid instrument risk. Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Hybrid instruments entail greater market risk and may be more volatile than traditional debt instruments, may bear interest or pay preferred dividends at below-market rates, and may be illiquid. The risks of investing in hybrid instruments are a combination of the risks of investing in securities, options, futures, and currencies.

Information technology companies risk. Information technology companies can be significantly affected by rapid obsolescence, short product cycles, competition from new market entrants, and heightened cybersecurity risk, among other factors.

Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.

Loan participations risk. Participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, risks associated with extended settlement, and the risks of being a lender.

Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.

Master limited partnership (“MLP”) risk. MLPs generally reflect the risks associated with their underlying assets and with pooled investment vehicles. MLPs with credit-related holdings are subject to interest-rate risk and risk of default.

Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.

Natural resources industry risk. The natural resources industry can be significantly affected by international political and economic developments, energy conservation and exploration efforts, natural disasters or other extreme weather conditions, commodity prices, and taxes and other governmental regulations, among other factors.

Repurchase agreements risk. The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible difficulties and delays in obtaining collateral and delays and expense in liquidating the instrument.

Sector risk.  When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the Acquired Fund were invested more evenly across sectors.

Technology companies risk.  Technology companies can be significantly affected by rapid obsolescence, short product cycles, competition, and government regulation, among other factors. Investments in the technology sector may be susceptible to heightened risk of cybersecurity breaches, which may allow an unauthorized party to gain access to personally identifiable information and other customer data.

Principal Risks Specific to John Hancock Disciplined Value Global Long/Short Fund

(listed in alphabetical order)

Currency risk.  Fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Foreign currencies may decline in value, which could negatively impact performance.

Illiquid and restricted securities risk.  Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the Acquiring Fund’s ability to sell the security.

Preferred stock risk.  Preferred stock generally ranks senior to common stock with respect to dividends and liquidation but ranks junior to debt securities. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock may be subject to optional or mandatory redemption provisions.

REIT risk.  REITs, pooled investment vehicles that typically invest in real estate directly or in loans collateralized by real estate, carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.

Short sales risk.  In a short sale, a fund pays interest on a borrowed security. The Acquiring Fund will lose money if the price of the borrowed security increases between the short sale and the replacement date.

Unseasoned issuers risk.  Unseasoned issuers may not have an established financial history and may have limited product lines, markets or financial resources. Unseasoned issuers may depend on a few key personnel for management and may be susceptible to losses and risks of bankruptcy. As a result, such securities may be more volatile and difficult to sell.

Value investment style risk.  Value securities may underperform the market as a whole, which may cause value-oriented funds to underperform equity funds with other investment strategies. Securities the manager believes are undervalued may never perform as expected.

COMPARISON OF EXPENSES

As shown in the table below, the pro forma total annual operating expenses of the Class A, Class I, Class R6 and Class NAV shares of the combined Acquiring Fund to be issued in the Reorganization are expected to be lower than the expenses of the Class A, Class I, Class R6 and Class NAV shares of the Acquired Fund to be exchanged, respectively, before and after expense waivers.

After the expiration of the current expense waivers, if the expense waivers are not continued past their expiration date, the expenses borne by shareholders of the Acquiring Fund would increase.

The Funds’ expenses

Shareholders of all mutual funds pay various expenses, either directly or indirectly. “Shareholder Fees” are charged directly to your account. “Annual Fund Operating Expenses” are paid from a Fund’s assets and, therefore, are paid by shareholders indirectly. Future expenses for all share classes may be greater or less than current expenses. The Class A shares of the Funds involved in the Reorganization are subject to a front-end sales charge, a CDSC on certain purchases, including those of $1 million or more, and a small account fee. The Class C shares of the Funds involved in the Reorganization are subject to a CDSC and a small account fee. The Class I, Class R6 and Class NAV shares of the Funds involved in the Reorganization are not subject to any shareholder fees.

The following expense tables briefly describe the fees and the expenses that shareholders of the Acquired Fund and the Acquiring Fund may pay if they buy and hold shares of each respective Fund and are based on: (a) expenses paid by Class A, Class C, Class I, Class R6 and Class NAV shares of the Acquired Fund for the twelve-month period ended October 31, 2024, the end of the Acquired Fund’s most recently completed fiscal year; (b) estimated expenses paid for by Class A, Class C, Class I, Class R6 and Class NAV shares of the Acquiring Fund for the first year of operations; and (c) the estimated pro forma expenses of the Class A, Class C, Class I, Class R6 and Class NAV shares of the Acquiring Fund to be received in the Reorganization as of October 31, 2024 (showing the effect of the Reorganization had it occurred on November 1, 2023, the beginning of the twelve month period ended October 31, 2024). The Fund’s expenses after the Reorganization may be greater or less than those shown.

The following table illustrates the anticipated changes in operating expenses expected as a result of the Reorganization.

Acquired Fund Class A — Acquiring Fund Class A

Shareholder fees (%)

(fees paid directly from your investment)

	John Hancock Seaport Long/Short Fund (Acquired Fund)	John Hancock Disciplined Value Global Long/Short Fund (Acquiring Fund)	John Hancock Disciplined Value Global Long/Short Fund (Acquiring Fund) (Pro Forma combining Acquired Fund and Acquiring Fund)
	Class A	Class A	Class A
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00	5.00	5.00
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more)	1.00 (on certain purchases, including those of $1 million or more)	1.00 (on certain purchases, including those of $1 million or more)
Small account fee (for Fund account balances under $1,000) ($)	20	20	20

Annual Fund Operating Expenses (%)

(expenses that you pay each year as a percentage of the value of your investment)

	John Hancock Seaport Long/Short Fund (Acquired Fund)	John Hancock Disciplined Value Global Long/Short Fund (Acquiring Fund)	John Hancock Disciplined Value Global Long/Short Fund (Acquiring Fund) (Pro Forma combining Acquired Fund and Acquiring Fund)
	Class A	Class A	Class A
Management fee	1.43%	1.40%	1.38%
Distribution and service (Rule 12b-1) fees	0.30%	0.25%	0.25%
Other expenses	0.25%	0.31%[2]	0.23%
Acquired fund fees and expenses	0.01%	0.00%	0.00%
Total annual fund operating expenses	1.99%	1.96%	1.86%
Contractual expense reimbursement	–0.01%[1]	–0.06%[1,3]	–0.01%[1]
Total annual fund operating expenses after expense reimbursements	1.98%	1.90%	1.85%

[1]

The Advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the Fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the Fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the Acquired Fund’s reimbursement amounted to 0.01% of the Acquired Fund’s average daily net assets. This agreement expires on July 31, 2026, unless renewed by mutual agreement of the Fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

[2]	“Other expenses” have been estimated for the Fund’s first year of operations.
[3]

The Advisor contractually agrees to reduce its management fee or, if necessary, make payment to the Fund in an amount equal to the amount by which expenses of the Fund exceed 1.53% of average daily net assets of the Fund. For purposes of this agreement, “expenses of the fund” means all Fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (e) class-specific expenses, (f) borrowing costs, (g) prime brokerage fees, (h) acquired fund fees and expenses paid indirectly, and (i) short dividend expense. This agreement expires on February 28, 2026, unless renewed by mutual agreement of the Advisor and the Fund based upon a determination that this is appropriate under the circumstances at that time.

Acquired Fund Class C — Acquiring Fund Class C

Shareholder fees (%)

(fees paid directly from your investment)

	John Hancock Seaport Long/Short Fund (Acquired Fund)	John Hancock Disciplined Value Global Long/Short Fund (Acquiring Fund)	John Hancock Disciplined Value Global Long/Short Fund (Acquiring Fund) (Pro Forma combining Acquired Fund and Acquiring Fund)
	Class C	Class C	Class C
Maximum front-end sales charge (load) on purchases, as a % of purchase price	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00	1.00	1.00
Small account fee (for Fund account balances under $1,000) ($)	20	20	20

Annual Fund Operating Expenses (%)

(expenses that you pay each year as a percentage of the value of your investment)

	John Hancock Seaport Long/Short Fund (Acquired Fund)	John Hancock Disciplined Value Global Long/Short Fund (Acquiring Fund)	John Hancock Disciplined Value Global Long/Short Fund (Acquiring Fund) (Pro Forma combining Acquired Fund and Acquiring Fund)
	Class C	Class C	Class C
Management fee	1.43%	1.40%	1.38%
Distribution and service (Rule 12b-1) fees	1.00%	1.00%	1.00%
Other expenses	0.25%	0.31%[2]	0.23%
Acquired fund fees and expenses	0.01%	0.00%	0.00%
Total annual fund operating expenses	2.69%	2.71%	2.61%
Contractual expense reimbursement	-0.01%[1]	-0.06%[1,3]	-0.01%[1]
Total annual fund operating expenses after expense reimbursements	2.68%	2.65%	2.60%

[1]

The Advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the Fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the Fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the Acquired Fund’s reimbursement amounted to 0.01% of the Acquired Fund’s average daily net assets. This agreement expires on July 31, 2026, unless renewed by mutual agreement of the Fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
[2]	“Other expenses” have been estimated for the Fund’s first year of operations.
[3]

The Advisor contractually agrees to reduce its management fee or, if necessary, make payment to the Fund in an amount equal to the amount by which expenses of the Fund exceed 1.53% of average daily net assets of the Fund. For purposes of this agreement, “expenses of the fund” means all Fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (e) class-specific expenses, (f) borrowing costs, (g) prime brokerage fees, (h) acquired fund fees and expenses paid indirectly, and (i) short dividend expense. This agreement expires on February 28, 2026, unless renewed by mutual agreement of the Advisor and the Fund based upon a determination that this is appropriate under the circumstances at that time.

Acquired Fund Class I — Acquiring Fund Class I

Shareholder fees (%)

(fees paid directly from your investment)

	John Hancock Seaport Long/Short Fund (Acquired Fund)	John Hancock Disciplined Value Global Long/Short Fund (Acquiring Fund)	John Hancock Disciplined Value Global Long/Short Fund (Acquiring Fund) (Pro Forma combining Acquired Fund and Acquiring Fund)
	Class I	Class I	Class I
Maximum front-end sales charge (load) on purchases, as a % of purchase price	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	None	None	None
Small account fee (for Fund account balances under $1,000) ($)	None	None	None

Annual Fund Operating Expenses (%)

(expenses that you pay each year as a percentage of the value of your investment)

	John Hancock Seaport Long/Short Fund (Acquired Fund)	John Hancock Disciplined Value Global Long/Short Fund (Acquiring Fund)	John Hancock Disciplined Value Global Long/Short Fund (Acquiring Fund) (Pro Forma combining Acquired Fund and Acquiring Fund)
	Class I	Class I	Class I
Management fee	1.43%	1.40%	1.38%
Other expenses	0.25%	0.31%[2]	0.23%
Acquired fund fees and expenses	0.01%	0.00%	0.00%
Total annual fund operating expenses	1.69%	1.71%	1.61%
Contractual expense reimbursement	-0.01%[1]	-0.06%[1,3]	-0.01%[1]
Total annual fund operating expenses after expense reimbursements	1.68%	1.65%	1.60%

[1]

The Advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the Fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the Fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the Acquired Fund’s reimbursement amounted to 0.01% of the Acquired Fund’s average daily net assets. This agreement expires on July 31, 2026, unless renewed by mutual agreement of the Fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

[2]	“Other expenses” have been estimated for the Fund’s first year of operations.
[3]

The Advisor contractually agrees to reduce its management fee or, if necessary, make payment to the Fund in an amount equal to the amount by which expenses of the Fund exceed 1.53% of average daily net assets of the Fund. For purposes of this agreement, “expenses of the fund” means all Fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (e) class-specific expenses, (f) borrowing costs, (g) prime brokerage fees, (h) acquired fund fees and expenses paid indirectly, and (i) short dividend expense. This agreement expires on February 28, 2026, unless renewed by mutual agreement of the Advisor and the Fund based upon a determination that this is appropriate under the circumstances at that time.

Acquired Fund Class R6 — Acquiring Fund Class R6

Shareholder fees (%)

(fees paid directly from your investment)

	John Hancock Seaport Long/Short Fund (Acquired Fund)	John Hancock Disciplined Value Global Long/Short Fund (Acquiring Fund)	John Hancock Disciplined Value Global Long/Short Fund (Acquiring Fund) (Pro Forma combining Acquired Fund and Acquiring Fund)
	Class R6	Class R6	Class R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	None	None	None
Small account fee (for Fund account balances under $1,000) ($)	None	None	None

Annual Fund Operating Expenses (%)

(expenses that you pay each year as a percentage of the value of your investment)

	John Hancock Seaport Long/Short Fund (Acquired Fund)	John Hancock Disciplined Value Global Long/Short Fund (Acquiring Fund)	John Hancock Disciplined Value Global Long/Short Fund (Acquiring Fund) (Pro Forma combining Acquired Fund and Acquiring Fund)
	Class R6	Class R6	Class R6
Management fee	1.43%	1.40%	1.38%
Other expenses	0.13%	0.20%[2]	0.12%
Acquired fund fees and expenses	0.01%	0.00%	0.00%
Total annual fund operating expenses	1.57%	1.60%	1.50%
Contractual expense reimbursement	-0.01%[1]	-0.06%[1,3]	-0.01%[1]
Total annual fund operating expenses after expense reimbursements	1.56%	1.54%	1.49%

[1]

The Advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the Fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the Fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the Acquired Fund’s reimbursement amounted to 0.01% of the Acquired Fund’s average daily net assets. This agreement expires on July 31, 2026, unless renewed by mutual agreement of the Fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
[2]	“Other expenses” have been estimated for the Fund’s first year of operations.
[3]

The Advisor contractually agrees to reduce its management fee or, if necessary, make payment to the Fund in an amount equal to the amount by which expenses of the Fund exceed 1.53% of average daily net assets of the Fund. For purposes of this agreement, “expenses of the fund” means all Fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (e) class-specific expenses, (f) borrowing costs, (g) prime brokerage fees, (h) acquired fund fees and expenses paid indirectly, and (i) short dividend expense. This agreement expires on February 28, 2026, unless renewed by mutual agreement of the Advisor and the Fund based upon a determination that this is appropriate under the circumstances at that time.

Acquired Fund Class NAV — Acquiring Fund Class NAV

Shareholder fees (%)

(fees paid directly from your investment)

	John Hancock Seaport Long/Short Fund (Acquired Fund)	John Hancock Disciplined Value Global Long/Short Fund (Acquiring Fund)	John Hancock Disciplined Value Global Long/Short Fund (Acquiring Fund) (Pro Forma combining Acquired Fund and Acquiring Fund)
	Class NAV	Class NAV	Class NAV
Maximum front-end sales charge (load) on purchases, as a % of purchase price	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	None	None	None

Annual Fund Operating Expenses (%)

(expenses that you pay each year as a percentage of the value of your investment)

	John Hancock Seaport Long/Short Fund (Acquired Fund)	John Hancock Disciplined Value Global Long/Short Fund (Acquiring Fund)	John Hancock Disciplined Value Global Long/Short Fund (Acquiring Fund) (Pro Forma combining Acquired Fund and Acquiring Fund)
	Class NAV	Class NAV	Class NAV
Management fee	1.43%	1.40%	1.38%
Other expenses	0.13%	0.20%[2]	0.11%
Acquired fund fees and expenses	0.01%	0.00%	0.00%
Total annual fund operating expenses	1.57%	1.60%	1.49%
Contractual expense reimbursement	-0.01%[1]	-0.06%[1,3]	-0.00%
Total annual fund operating expenses after expense reimbursements	1.56%	1.54%	1.49%

[1]

The Advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the Fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the Fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the Acquired Fund’s reimbursement amounted to 0.01% of the Acquired Fund’s average daily net assets. This agreement expires on July 31, 2026, unless renewed by mutual agreement of the Fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

[2]	“Other expenses” have been estimated for the Fund’s first year of operations.
[3]

The Advisor contractually agrees to reduce its management fee or, if necessary, make payment to the Fund in an amount equal to the amount by which expenses of the Fund exceed 1.53% of average daily net assets of the Fund. For purposes of this agreement, “expenses of the fund” means all Fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (e) class-specific expenses, (f) borrowing costs, (g) prime brokerage fees, (h) acquired fund fees and expenses paid indirectly, and (i) short dividend expense. This agreement expires on February 28, 2026, unless renewed by mutual agreement of the Advisor and the Fund based upon a determination that this is appropriate under the circumstances at that time.

Examples

The hypothetical examples below show what your expenses would be if you invested $10,000 over different time periods for your Fund and the Acquiring Fund based on the information in the tables above.

The examples assume that you redeem all of your shares at the end of those periods, except as shown below. Each example assumes that you reinvested all distributions and that the average annual return was 5.00%. The examples reflect the contractual expense waiver only for the duration of the waivers reflected in the Annual Fund Operating Expenses tables above. The examples are for comparison purposes only and are not a representation of your Fund’s or the Acquiring Fund’s actual expenses or returns, either past or future.

	John Hancock Seaport Long/Short Fund (Acquired Fund)	John Hancock Disciplined Value Global Long/Short (Acquiring Fund)	John Hancock Disciplined Value Global Long/Short Fund (Acquiring Fund) (Pro Forma combining Acquired Fund and Acquiring Fund)
Class:	A	A	A
Year 1	$691	$683	$679
Year 3	$1,092	$1,079	$1,055
Year 5	$1,518	$1,499	$1,455
Year 10	$2,700	$2,666	$2,570

	John Hancock Seaport Long/Short Fund (Acquired Fund)		John Hancock Disciplined Value Global Long/Short Fund (Acquiring Fund)		John Hancock Disciplined Value Global Long/Short Fund (Acquiring Fund) (Pro Forma combining Acquired Fund and Acquiring Fund)
Class:	C - Sold	C - Not Sold	C - Sold	C – Not Sold	C - Sold	C – Not Sold
Year 1	$371	$271	$368	$268	$363	$263
Year 3	$834	$834	$836	$836	$810	$810
Year 5	$1,424	$1,424	$1,429	$1,429	$1,384	$1,384
Year 10	$2,853	$2,853	$2,857	$2,857	$2,761	$2,761

	John Hancock Seaport Long/Short Fund (Acquired Fund)	John Hancock Disciplined Value Global Long/Short Fund (Acquiring Fund)	John Hancock Disciplined Value Global Long/Short Fund (Acquiring Fund) (Pro Forma combining Acquired Fund and Acquiring Fund)
Class:	I	I	I
Year 1	$171	$168	$163
Year 3	$532	$533	$507
Year 5	$917	$923	$875
Year 10	$1,997	$2,014	$1,910

	John Hancock Seaport Long/Short Fund (Acquired Fund)	John Hancock Disciplined Value Global Long/Short Fund (Acquiring Fund)	John Hancock Disciplined Value Global Long/Short Fund (Acquiring Fund) (Pro Forma combining Acquired Fund and Acquiring Fund)
Class:	R6	R6	R6
Year 1	$159	$157	$152

	John Hancock Seaport Long/Short Fund (Acquired Fund)	John Hancock Disciplined Value Global Long/Short Fund (Acquiring Fund)	John Hancock Disciplined Value Global Long/Short Fund (Acquiring Fund) (Pro Forma combining Acquired Fund and Acquiring Fund)
Year 3	$495	$499	$473
Year 5	$854	$865	$818
Year 10	$1,867	$1,895	$1,790

	John Hancock Seaport Long/Short Fund (Acquired Fund)	John Hancock Disciplined Value Global Long/Short Fund (Acquiring Fund)	John Hancock Disciplined Value Global Long/Short Fund (Acquiring Fund) (Pro Forma combining Acquired Fund and Acquiring Fund)
Class:	NAV	NAV	NAV
Year 1	$159	$157	$152
Year 3	$495	$499	$471
Year 5	$854	$865	$813
Year 10	$1,867	$1,895	$1,779

PORTFOLIO TURNOVER

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect each Fund’s performance.

During the fiscal year ended October 31, 2024, the Acquired Fund’s portfolio turnover rate was 141% of the average value of its portfolio. The Acquiring Fund is the successor to the Predecessor Fund. During the Predecessor Fund’s most recent fiscal year, its portfolio turnover rate was 198% of the average value of its portfolio.

COMPARISON OF ADVISORY ARRANGEMENTS

The Acquired Fund’s and the Acquiring Fund’s advisory agreements are substantially identical. As noted in the table under “Investment Subadvisor,” JHIM serves as the investment advisor for each Fund, Wellington serves as the Acquired Fund’s subadvisor and Boston Partners serves as the Acquiring Fund’s subadvisor.

Aggregate net assets refers to the assets of the applicable Fund together with the assets of any other applicable fund identified in the advisory agreement.

John Hancock Seaport Long/Short Fund (Acquired Fund)

1.450% — First $250 million;

1.400% — Next $750 million;

1.375% — Next $1 billion; and

1.350% — Excess over $2 billion

John Hancock Disciplined Value Global Long/Short Fund (Acquiring Fund)

1.400%—First $250 million;

1.375%—Next $750 million;

1.350% — Excess over $1 billion

During the fiscal year ended October 31, 2024, the Acquired Fund paid an effective annual advisory fee of 1.57% (including any waivers and/or reimbursements).

JHIM, and not the Funds pays subadvisory fees to each of Wellington and Boston Partners for the Acquired Fund and Acquiring Fund, respectively.

Comparison of Fund Performance

Past performance records of the Funds, including calendar year total returns and average annual total returns through October 31, 2024, are set forth under “Funds’ Past Performance” beginning on page [25] of this Information Statement/Prospectus.

PROPOSAL TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION

Description of Reorganization

The Reorganization is not subject to shareholder approval. The Agreement is attached to this Information Statement/Prospectus as Exhibit A. Additional information about the Reorganization and the Agreement is set forth below under “Further Information on the Reorganization.” The Agreement provides for the Reorganization on the following terms:

•

The Acquired Fund will transfer all of its assets to the Acquiring Fund, and the Acquiring Fund will assume substantially all of the Acquired Fund’s liabilities. This will result in the addition of the Acquired Fund’s assets to the Acquiring Fund’s portfolio. The NAV of both Funds will be computed as of 4:00 P.M., Eastern Time, on the Closing Date.

•

The Acquiring Fund will issue Class A shares to the Acquired Fund in an amount equal to the net assets attributable to the Acquired Fund’s Class A shares. As part of the liquidation of the Acquired Fund, these shares will immediately be distributed to Class A shareholders of record of the Acquired Fund in proportion to their holdings on the Closing Date. As a result, Class A shareholders of the Acquired Fund will become Class A shareholders of the Acquiring Fund.

•

The Acquiring Fund will issue Class C shares to the Acquired Fund in an amount equal to the net assets attributable to the Acquired Fund’s Class C shares. As part of the liquidation of the Acquired Fund, these shares will immediately be distributed to Class C shareholders of record of the Acquired Fund in proportion to their holdings on the Closing Date. As a result, Class C shareholders of the Acquired Fund will become Class C shareholders of the Acquiring Fund.

•

The Acquiring Fund will issue Class I shares to the Acquired Fund in an amount equal to the net assets attributable to the Acquired Fund’s Class I shares. As part of the liquidation of the Acquired Fund, these shares will immediately be distributed to Class I shareholders of record of the Acquired Fund in proportion to their holdings on the Closing Date. As a result, Class I shareholders of the Acquired Fund will become Class I shareholders of the Acquiring Fund.

•

The Acquiring Fund will issue Class R6 shares to the Acquired Fund in an amount equal to the net assets attributable to the Acquired Fund’s Class R6 shares. As part of the liquidation of the Acquired Fund, these shares will immediately be distributed to Class R6 shareholders of record of the Acquired Fund in proportion to their holdings on the Closing Date. As a result, Class R6 shareholders of the Acquired Fund will become Class R6 shareholders of the Acquiring Fund.

•

The Acquiring Fund will issue Class NAV shares to the Acquired Fund in an amount equal to the net assets attributable to the Acquired Fund’s Class NAV shares. As part of the liquidation of the Acquired Fund, these shares will immediately be distributed to Class NAV shareholders of record of the Acquired Fund in proportion to their holdings on the Closing Date. As a result, Class NAV shareholders of the Acquired Fund will become Class NAV shareholders of the Acquiring Fund.

•	After the shares are issued, the existence of the Acquired Fund will be terminated.

Reasons for the Reorganization

The Board has unanimously approved the Reorganization and believes that it will benefit shareholders of the Acquired Fund by allowing shareholders of the Acquired Fund to pursue a substantially similar investment objective in a larger combined fund. As fixed costs are spread across the larger asset base of a combined fund with a greater potential for asset growth, overall gross shareholder expenses may be reduced in the future. The Acquiring Fund and the Acquired Fund currently have substantially similar investment objectives, each Fund primarily invests their assets in both physical and synthetic long and short positions in a variety of equity and derivative instruments, and, upon consummation of the Reorganization, the Acquiring Fund is expected to continue its investment strategies currently in effect.

The Funds’ Trustees review each of the various funds in the John Hancock Funds complex on an ongoing basis as part of their fiduciary responsibilities. The Board considered that the Acquiring Fund has outperformed the Acquired Fund for the 1-year, 3-year, and 5-year periods ended October 31, 2024, although it is understood that no assurances may be given that the combined Fund will achieve any particular level of performance after the Reorganization. After review and analysis, the Advisor recommended, and the Board concluded, that the Acquiring Fund would offer investors an equity-investment style similar to that of the Acquired Fund, and that the combined fund may provide a larger asset base and economies of scale that may lead to lower per-share fund expenses. As a result, the Board believes that the proposed Reorganization, as well as combining the assets of both Funds resulting in economies of scale, is in the best interests of the Acquired Fund and its shareholders.

It is anticipated that the pro forma expense ratios for Class A, Class C, Class I, Class R6 and Class NAV shares of the Acquiring Fund to be issued in the Reorganization will be lower than the expense ratios of the corresponding Class A, Class C, Class I, Class R6 and Class NAV shares of the Acquired Fund to be exchanged, respectively, both before and after expense waivers. Specifically, the pro forma expense ratios of the Acquiring Fund’s Class A, Class C, Class I, Class R6 and Class NAV shares are expected to be 1.86%, 2.61%, 1.61%, 1.50% and 1.49%, respectively, before current expense waivers, whereas the expense ratios of the Acquired Fund’s Class A, Class C, Class I, Class R6 and Class NAV shares as of October 31, 2024, were 1.98%, 2.68%, 1.68%, 1.56% and 1.56%, respectively, before current expense waivers. The Acquired Fund’s contractual advisory fee rate is higher than that of the Acquiring Fund.

Although Acquired Fund shareholders will experience a change in subadvisor as a result of the Reorganization, Acquired Fund shareholders are not being asked to approve the Reorganization since JHIM and the Acquired Fund rely on an exemptive order from the SEC that permits JHIM, subject to approval of the Board, to replace a subadvisor without shareholder approval. As the Reorganization does not otherwise require shareholder approval, shareholders are not being asked to approve the Reorganization.

Board Consideration of the Reorganization

The Board, including the Trustees of Acquired Fund Trust who are not “interested persons” (as defined in the 1940 Act) of the Acquired Fund or of JHIM (“Independent Trustees”), considered the Reorganization at its meeting held on December 12, 2024, and reviewed information and materials regarding the Reorganization presented or prepared by, among others, the Advisor. In its review of the Reorganization, the Board was assisted by legal counsel, and the Independent Trustees were also assisted by independent legal counsel. In reaching its decision at the December 12, 2024 meeting to approve the Reorganization, the Board concluded that the participation of the Acquired Fund in the Reorganization is in the best interests of the Acquired Fund, as well as in the best interests of the Acquired Fund’s shareholders, and that the interests of existing Acquired Fund shareholders will not be diluted as a result of the Reorganization.

In determining whether to approve the Reorganization and recommend its approval to shareholders of the Acquired Fund, the Board considered, with respect to the Reorganization, the following factors, among others:

(1) the compatibility of the investment objectives, policies and risks of the Acquired and Acquiring Funds;

(2) the comparative historical performance of the Acquired and the Acquiring Funds;

(3) any advantages to shareholders of the Acquired Fund of investing in a larger post-Reorganization asset pool having the potential for greater diversification;

(4) the prospects for growth, and for achieving economies of scale, of the combined Acquired and Acquiring Funds;

(5) the expense ratios, both before and after any current expense waivers, and available information regarding the fees and expenses of the Acquired and Acquiring Funds;

(6) the investment experience, expertise and financial resources of, and the nature and quality of the services provided by the Advisor and the subadvisor of the Acquiring Fund;

(7) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests;

(8) that the expenses of the Reorganization be paid pro rata by each Fund, based on anticipated expense ratio savings within the combined fund after the Reorganization;

(9) any direct or indirect benefits to the Advisor or its affiliates to be realized as a result of the Reorganization; and

(10) the tax consequences of the Reorganization, including considering the tax consequences generally to the Acquired and Acquiring Funds’ respective shareholders.

With respect to comparative historical performance, the Board conducted a detailed performance and risk review of each Fund and reviewed information as of October 31, 2024. The Board noted that the Acquiring Fund has outperformed the Acquired Fund for the 3-year, and 5-year periods ended October 31, 2024, although it is understood that no assurances may be given that the combined Fund will achieve any particular level of performance after the Reorganization.

In addition to the factors set forth above, the Board also took into account the specific factors listed below with respect to the Funds, in connection with its decision to approve the Reorganization on behalf of the Acquired Fund.

First, a combined fund offers economies of scale that may lead to lower per-share fund expenses in the future. Each Fund incurs costs for legal, accounting, transfer agency services, insurance, and custodial and administrative services. Many of these resources and costs are duplicative.

Second, the Reorganization would permit the Acquired Fund’s shareholders to pursue a substantially similar investment objective in a potentially larger combined fund with substantially similar principal investment strategies. The greater asset size of the combined fund may allow the Acquiring Fund, relative to the Acquired Fund, to reduce per-share expenses by spreading fixed costs over a larger asset base.

Third, on a pro forma basis, the net operating expense ratios of each class of shares of the Acquiring Fund to be received in the Reorganization are estimated to be lower than the current expense ratios for the corresponding class of shares of the Acquired Fund to be exchanged both before and after expense waivers.

Fourth, the Acquiring Fund has outperformed the Acquired Fund for the 3-year and 5-year periods ended October 31, 2024, although it is understood that no assurances may be given that the combined Fund will achieve any particular level of performance after the Reorganization. Further, the Acquiring Fund will be the accounting survivor of the Reorganization. As such, the Acquiring Fund will continue to have the same performance history following the Reorganization as it had prior to the Reorganization.

Fifth, shareholders of the Acquired Fund will experience no change in shareholder services as a result of the Reorganization and the Advisor provides the same advisory services to each Fund. Boston Partners is currently the subadviser to the Acquiring Fund and, following the Reorganization, is expected to continue to provide investment advisory services and personnel to the combined fund of at least the same quality as the services Wellington currently provides to the Acquired Fund. The Acquiring Fund’s portfolio management team consists of: Christopher K. Hart, CFA, Joshua M. Jones, CFA and Soyoun Song. The portfolio management team of the combined fund will be the same as the current portfolio management team of the Acquiring Fund.

Sixth, assuming certain conditions are satisfied, the Reorganization is expected to be a tax-free reorganization for federal income tax purposes, meaning that no gain or loss will be recognized by the Acquired Fund, the Acquiring Fund, or their shareholders as a result of the Reorganization.

FUNDS’ PAST PERFORMANCE

Set forth below is past performance information for the Funds, which may help provide an indication of the Funds’ investment risk.

The bar chart under “Calendar year total returns” shows how total returns have varied from year to year for each Fund’s Class A shares for a full calendar year. The table under “Average annual total returns” shows average annual total returns over time for each Fund’s Class A shares, compared with a broad-based securities market index, both before and after taxes. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment.

On October 21, 2024, the Acquiring Fund acquired the assets and liabilities of the Predecessor Fund, and as a result of the transaction, adopted the accounting and performance history of the Predecessor Fund. The Predecessor Fund was advised by Boston Partners. Investor Class shares and Institutional Class shares of the Predecessor Fund commenced operations on April 11, 2014, and December 31, 2013, respectively. In connection with the Reorganization, Class I shares were issued in exchange for the Predecessor Fund’s Institutional Class shares and Class A shares were issued in exchange for the Predecessor Fund’s Investor Class shares. For periods prior to October 21, 2024, performance shown for Class I shares is that of Institutional Class shares of the Predecessor Fund over the last year, five (5) years and ten (10) years. Performance shown for Class A, Class C, and Class R6 shares is that of Investor Class shares of the Predecessor Fund over the last year, five (5) years and since inception. Returns for Class A, Class C, and Class R6 would differ from Investor Class shares only to the extent that expenses of the classes are different. Returns for Class I shares would differ from Institutional Class shares only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Investor or Institutional Class shares, as applicable, for the periods shown, performance would have been lower.

Please note that after-tax returns (shown for Class A shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan. After-tax returns for other share classes will vary.

Acquired Fund’s Past Performance

Calendar year total returns for Class A Shares through December 31, 2024 (%) (sales charges are not reflected in the bar chart and returns would have been lower if they were)

John Hancock Seaport Long/Short Fund (Acquired Fund)

Best quarter:  9.76% (Q2 2020)

Worst quarter:  -9.60% (Q1 2020)

Acquiring Fund’s Past Performance

Calendar year total returns for Class A Shares through December 31, 2024 (%) (sales charges are not reflected in the bar chart and returns would have been lower if they were)

John Hancock Disciplined Value Global Long/Short Fund (Acquiring Fund)

Best quarter:  13.50% (Q4 2020)

Worst quarter:  -17.66% (Q1 2020)

Average annual total returns for periods ended December 31, 2024 (%)

Please note that after-tax returns (shown for Class A shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.

John Hancock Seaport Long/Short Fund (Acquired Fund)

	1 Year		5 Year		10 Year
Class A (before tax)	3.61		3.03		4.11
after tax on distributions	[	]	[	]	[	]
after tax on distributions, with sale	[	]	[	]	[	]
Class C	7.24		3.34		3.90
Class I	9.49		4.41		4.97
Class R6	9.55		4.53		5.09
Class NAV	9.56		4.53		5.09
MSCI World Index (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes on dividends)	18.67		11.17		9.95

John Hancock Disciplined Value Global Long/Short Fund (Acquiring Fund)

	1 Year		5 Year		10 Year
Class A (before tax)	-3.22		7.14		4.50
after tax on distributions	[	]	[	]	[	]
after tax on distributions, with sale	[	]	[	]	[	]
Class C	0.85		8.21		5.01
Class I	2.13		8.51		5.30
Class R6	1.97		8.26		5.04
Class NAV	1.89		8.25		5.03
MSCI World Index (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes on dividends)	18.67		11.17		9.95

FURTHER INFORMATION ON THE REORGANIZATION

Tax Consequences of the Reorganization

The Reorganization generally is not intended to result in the recognition of income, gain, or loss for U.S. federal income tax purposes by the Acquiring Fund, the Acquired Fund, or the shareholders of the Acquired Fund or the Acquiring Fund. In addition, the Reorganization will not take place unless the Acquired Fund and Acquiring Fund receive a satisfactory opinion from Dechert LLP substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury Regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, the Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

As a result, it is anticipated that, with respect to the Reorganization, for U.S. federal income tax purposes:

•

The acquisition by the Acquiring Fund of all of the assets of the Acquired Fund in exchange solely for Acquiring Fund shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund followed by the distribution of Acquiring Fund shares to the Acquired Fund shareholders in exchange for their Acquired Fund shares in complete liquidation and termination of the Acquired Fund will constitute a tax-free reorganization under Section 368(a) of the Code

•

The Acquired Fund will not recognize gain or loss upon the transfer of all of its Assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption of all liabilities of the Acquired Fund, except that the Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

•	The Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund shares received by the Acquired Fund in the Reorganization;

•

The Acquiring Fund will recognize no gain or loss upon receiving the assets of the Acquired Fund in exchange solely for Acquiring Fund shares and the assumption of all liabilities of the Acquired Fund;

•

The adjusted basis to the Acquiring Fund of the assets of the Acquired Fund received by the Acquiring Fund in the Reorganization will be the same as the adjusted basis of those assets in the hands of the Acquired Fund immediately before the exchange, except that the Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

•

The Acquiring Fund’s holding periods with respect to the assets of the Acquired Fund that the Acquiring Fund acquires in the Reorganization will include the respective periods for which those assets were held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset);

•	The Acquired Fund shareholders will recognize no gain or loss upon receiving Acquiring Fund shares solely in exchange for Acquired Fund shares;

•

The aggregate basis of the Acquiring Fund shares received by an Acquired Fund shareholder in the Reorganization will be the same as the aggregate basis of Acquired Fund shares surrendered by the Acquired Fund shareholder in exchange therefor; and

•

An Acquired Fund shareholder’s holding period for the Acquiring Fund shares received by the Acquired Fund shareholder in the Reorganization will include the holding period during which the Acquired Fund shareholder held Acquired Fund shares surrendered in exchange therefor, provided that the Acquired Fund shareholder held such shares as a capital asset on the date of Reorganization.

In rendering its opinion, Dechert LLP will rely upon, among other considerations, reasonable assumptions, as well as representations of the Acquired Fund and the Acquiring Fund. Notwithstanding the foregoing, no opinion will be expressed as to the tax consequences of the Reorganization on contracts or securities on which gain or loss is recognized upon the transfer of such contracts or securities regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position. If the Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, the Acquired Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund, and each shareholder of the Acquired Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between such shareholder’s tax basis in the Acquired Fund shares and the fair market value of the Acquiring Fund shares such shareholder received.

Prior to the Closing Date, each of the Acquired Fund and the Acquiring Fund may declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, including those realized on disposition of portfolio securities in connection with the Reorganization (after reduction by any available capital loss carryforwards), if any, through the Closing Date. These distributions will be taxable to shareholders.

While the Acquiring Fund and Acquired Fund have similar investment objectives and principal investment strategies and all securities held by the Acquired Fund are consistent with the Acquiring Fund’s investment restrictions and can be held by the Acquiring Fund, prior to the Reorganization, the Acquired Fund is planning to sell [all] of its investments in anticipation of the Reorganization. The proceeds of such sales will be reinvested in accordance with the investment process of the Acquiring Fund’s portfolio management team in advance of and/or following the Reorganization. The Acquired Fund will use a transition manager to assist in transitioning cash and portfolio securities in connection with the Reorganization.

As of [October 31, 2024], the sales of portfolio securities by the Acquired Fund are expected to result in brokerage commissions of approximately $66,436 (0.02% of fund net assets or less than $0.01 per share), resulting in anticipated capital gain of [$1.40] per share. The actual costs and capital gains may differ due to the timing of such sales.

A Fund’s ability to carry forward capital losses, if any, and to use them to offset future gains may be limited as a result of the Reorganization. “Pre-acquisition losses” of either the Acquired Fund or the Acquiring Fund (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the combined Fund. Additionally, if one Fund has net unrecognized gains above a certain threshold as of the date of the Reorganization (“built-in gains”), the other Fund’s pre-acquisition losses cannot be used to offset such built-in gains if they are recognized during the five-year period beginning on the date of the Reorganization.

In addition, the Reorganization will result in the spreading of tax benefits and tax costs across the larger shareholder base of the combined Fund. On the one hand, the shareholders of the Acquired Fund will receive a proportionate share of any “built-in” (unrealized) gains in the Acquiring Fund’s assets, as well as any taxable gains realized by the Acquiring Fund but not distributed to its shareholders prior to the Reorganization, when such gains are eventually distributed by the Acquiring Fund. As a result, shareholders of the Acquired Fund may receive larger taxable distributions than they would have had the Reorganization not occurred. Additionally, any pre-acquisition losses of the Acquired Fund (whether realized or unrealized) remaining after the operation of the limitation rules described above will become available to offset post-Reorganization capital gains distributed to a broader group of shareholders than otherwise would have been the case absent such Reorganization, such that the benefit of those losses to the Acquired Fund shareholders may be further reduced relative to what the benefit would have been had the Reorganization not occurred. On the other hand, any pre-acquisition losses of the Acquiring Fund remaining after the operation of the limitation rules described above will be available to offset capital gains of the combined Fund realized after the Reorganization other than Acquired Fund built-in gains (as set forth above), potentially resulting in a tax benefit to the Acquired Fund shareholders.

As of October 31, 2024, the Acquired Fund had net unrealized appreciation equal to approximately 11.39% of its net assets, and as of August 31, 2024, the Acquiring Fund had net unrealized appreciation equal to approximately 9.95% of its net assets. As of its fiscal year ended on October 31, 2024, the Acquired Fund had no capital loss carryforwards and, as of its fiscal year ended on August 31, 2024, the Acquiring Fund had no capital loss carryforwards.

The amount of realized and unrealized gains and losses of each Fund, as well as the size of each Fund, at the time of the Reorganization will determine the extent to which the Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Fund following the Reorganization, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier than would have been the case absent the Reorganization. Thus, the impact of the rules described above will depend on factors that are currently unknown, such that this impact cannot be calculated precisely prior to the Reorganization.

This description of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Additional Terms of the Agreement and Plan of Reorganization

Certain terms of the Agreement are described above. The following is a summary of certain additional terms of the Agreement. This summary and any other description of the terms of the Agreement contained in this Information Statement/Prospectus is qualified in its entirety by Exhibit A, which is the Form of Agreement and Plan of Reorganization in its entirety that is proposed for the Reorganization.

Conditions to Closing the Reorganization. The obligation of the Acquired Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the performance by the Acquiring Fund of all its obligations under the Agreement and the receipt of all consents, orders, and permits necessary to consummate the Reorganization (see Agreement, Section 6).

The obligation of the Acquiring Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the Acquired Fund’s performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from the Acquired Fund, and the receipt of all consents, orders, and permits necessary to consummate the Reorganization (see Agreement, Section 6).

The obligations of the Acquired Fund and the Acquiring Fund are also subject to the receipt of an opinion of Dechert LLP as to the U.S. federal income tax consequences of the Reorganization (see Agreement, Section 6.6).

Termination of Agreement. The Funds may terminate the Agreement at any time before the Reorganization date by the Funds’ mutual agreement. Either Fund may terminate the Agreement (a) in the event of the other Fund’s material breach of any representation, warranty, or covenant contained in the Agreement, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before [April 30], 2025, or another date to which the Funds agree.

Expenses of the Reorganization. The costs that are expected to be incurred in connection with the Reorganization shall be paid pro rata by each Fund based on expense ratio savings within the Acquiring Fund post-merger. These costs are estimated to be approximately $308,521 and are comprised of audit and legal, printing, mailing, and custodian expenses.

Notwithstanding the foregoing, the Acquiring Fund and the Acquired Fund will each pay any brokerage commissions, dealer mark-ups and similar expenses that it may incur in connection with the purchases or sale of portfolio securities; and provided, further, that, the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification of the Acquiring Fund Shares under applicable state and federal laws, except as otherwise provided in Section 7 of the Agreement. While the Acquiring Fund and Acquired Fund have similar investment objectives and principal investment strategies and all securities held by the Acquired Fund are consistent with the Acquiring Fund’s investment restrictions and can be held by the Acquiring Fund, prior to the Reorganization, the Acquired Fund is planning to sell [all] of its investments in anticipation of the Reorganization. The proceeds of such sales will be reinvested in accordance with the investment process of the Acquiring Fund’s portfolio management team in advance of and/or following the Reorganization. The Acquired Fund will use a transition manager to assist in transitioning cash and portfolio securities in connection with the Reorganization.

As of [October 31, 2024], the sales of portfolio securities by the Acquired Fund are expected to result in brokerage commissions of approximately $66,436 (0.02%, of fund net assets or less than $0.01 per share), resulting in anticipated capital gain of [$1.40] per share. The actual costs and capital gains may differ due to the timing of such sales.

CAPITALIZATION

The following table sets forth the capitalization of the Acquired Fund and the Acquiring Fund as of October 31, 2024, and the pro forma combined capitalization of the Acquiring Fund as if the proposed Reorganization had occurred a year earlier, on November 1, 2023.

It is impossible to predict how many shares of the Acquiring Fund will actually be received and distributed by the Acquired Fund on the Closing Date. The table below should not be relied upon to determine the amount of the Acquiring Fund shares that will actually be received and distributed.

Funds	Net assets ($)	Share class	NAV ($)	Shares outstanding
John Hancock Seaport Long/Short Fund (Acquired Fund)[1]	$16,294,747	A	$11.88	1,372,028
	$1,098,419	C	$11.18	98,244
	$232,613,617	I	$12.25	18,994,714
	$104,138,454	R6	$12.42	8,387,077
	$85,993,180	NAV	$12.42	6,926,040

John Hancock Disciplined Value Global Long/Short Fund (Acquiring Fund)[1]	$11,879,878	A	$14.77	804,132
	$48,846	C	$14.77	3,307
	$152,163,912	I	$15.07	10,094,464
	$48,861	R6	$14.78	3,307

Funds	Net assets ($)	Share class	NAV ($)	Shares outstanding
Reduction in net assets and NAVs of the Acquired Fund to reflect portfolio trading costs, and decrease in outstanding shares relative to NAV upon the Reorganization.	$(15,921)	A	$(0.01)	(268,503)
	$(490)	C	$(0.01)	(23,856)
	$(213,770)	I	$(0.01)	(3,555,284)
	$(42,925)	R6	$(0.01)	(1,334,532)
	$(35,415)[2]	NAV	$(0.01)	(1,106,286)

John Hancock Disciplined Value Global Long/Short Fund (Acquiring Fund) (pro forma assuming Reorganization)	$28,158,704	A	$14.76	1,907,657
	$1,146,775	C	$14.76	77,695
	$384,563,759	I	$15.06	25,533,894
	$104,144,390	R6	$14.76	7,055,852
	$85,957,765	NAV	$14.77	5,819,754

1	Total net assets of the Funds as of October 31, 2024 are as set forth in this table.
2	Reduction in net assets and NAVs of the Acquired Fund only.

If the Reorganization had taken place on November 1, 2023, in accordance with the Agreement, approximately 1,103,525 Acquiring Fund Class A shares would have been issued to holders of the Acquired Fund Class A shares in exchange for each Class A share held; approximately 74,388 Acquiring Fund Class C shares would have been issued to holders of the Acquired Fund Class C shares in exchange for each Class C share held; approximately 15,439,430 Acquiring Fund Class I shares would have been issued to holders of the Acquired Fund Class I shares in exchange for each Class I share held; approximately 7,052,545 Acquiring Fund Class R6 shares would have been issued to holders of the Acquired Fund Class R6 shares in exchange for each Class R6 share held; and approximately 5,819,754 Acquiring Fund Class NAV shares would have been issued to holders of the Acquired Fund Class NAV shares in exchange for each Class NAV share held.

ADDITIONAL INFORMATION ABOUT THE FUNDS

The following table shows where in each Fund’s prospectus you can find additional information about the Fund. The headings are the same in each Fund’s prospectus.

Type of Information	Headings in the Prospectus
Investment objective and policies	• Fund summary: Investment objective; Principal investment strategies; Principal risks • Fund details: Principal investment strategies; Principal risks of investing
Portfolio management	• Fund summary: Investment management; Portfolio management • Fund details: Investment Advisor; Subadvisor

Type of Information	Headings in the Prospectus
Expenses	• Fund summary: Fees and expenses • Fund details: Additional information about fund expenses
Custodian	• Fund details: Custodian
Shares of beneficial interest	• Your account: Choosing an eligible share class; Class cost structure; How sales charges for Class A and Class C Shares are calculated; Sales charge reductions and waivers
Purchase of shares, Redemption or sale of shares	• Your account: Buying shares; Selling shares; Transaction policies; Additional investor services
Dividends, distributions, and taxes	• Your account: Dividends and account policies

BOARD RECOMMENDATION

For the reasons described above, the Board, including the Independent Trustees, approved the Reorganization on behalf of the Acquired Fund and the Acquiring Fund. The Board also determined that the Reorganization is in the best interest of the Acquiring Fund and that the interests of the Acquiring Fund’s shareholders would not be diluted as a result of the Reorganization.

CONFLICTS OF INTEREST

JHIM is expected to benefit from the Reorganization due to reduced administrative complexity and the potential for increased assets under management, as the combined fund will offer investors potential long-term economies of scale with a greater potential for asset growth and a simplified, potentially more attractive product offering.

OWNERSHIP OF SHARES OF THE FUNDS

Outstanding Shares

As of February 5, 2025, the numbers of shares of beneficial interest of the Acquired Fund outstanding were as follows:

	Acquired Fund Shares Outstanding	Acquiring Fund Shares Outstanding
Class A	[ ]	[ ]
Class C	[ ]	[ ]
Class I	[ ]	[ ]
Class R6	[ ]	[ ]
Class NAV	[ ]	[ ]
Total	[ ]	[ ]

[To the best knowledge of each Fund, as of February 5, 2025, the Trustees and officers of the Trust, each in the aggregate, beneficially owned less than 1% of the outstanding shares of any class of shares of their respective Funds.]

To the knowledge of the management team of each Fund, as of February 5, 2025, the following principal shareholders owned of record or beneficially 5% or more of the outstanding classes of shares of the Funds. A shareholder who owns beneficially more than 25% of any class of a Fund is deemed to control that class.

Class	Name and Address	Percentage		Ownership
John Hancock Seaport Long/Short Fund
A		[	]%	[	]
C		[	]%	[	]
I		[	]%	[	]
R6		[	]%	[	]
NAV		[	]%	[	]
John Hancock Disciplined Value Global Long/Short Fund
A		[	]%	[	]
C		[	]%	[	]
I		[	]%	[	]
R6		[	]%	[	]
NAV		[	]%	[	]

EXPERTS

The Annual Report of the Acquired Fund for the fiscal year ended October 31, 2024 (File No. 811- 00560), including the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference into the Information Statement/Prospectus and SAI insofar as it relates to the Acquired Fund, in reliance upon the report of PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm.

The Acquiring Fund is the successor to the Boston Partners Global Long/Short Fund, a series of The RBB Fund, Inc. (the “Predecessor Fund”).

The financial highlights and financial statements of the Predecessor Fund, included in the Predecessor Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2024 (File No. 811- 05518), have been audited by Ernst & Young LLP (“Ernst & Young”). These financial highlights and financial statements have been incorporated by reference into the Information Statement/Prospectus and SAI insofar as they relate to the Acquiring Fund.

Each Fund will furnish, without charge, a copy of its most recent Annual Report to any shareholder upon request.

The Annual Report of the Acquired Fund for the fiscal year ended October 31, 2024 was filed with the SEC on December 27, 2024. The Annual Report of the Predecessor Fund for the fiscal year ended August 31, 2024 was filed with the SEC on November 12, 2024.

The audited annual financial statements and financial highlights have been included in reliance on the reports of PwC and Ernst & Young for the Acquired Fund and Predecessor Fund, respectively, given on its authority as an expert in accounting and auditing.

AVAILABLE INFORMATION

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and files reports, proxy materials and other information with the SEC. Such materials are available on the SEC’s EDGAR Database on its website at sec.gov, and copies may be obtained, after paying a duplicating fee, by email request addressed to publicinfo@sec.gov.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of [    ], 2025, between John Hancock Investment Trust, a Massachusetts business trust (the “Trust”), on behalf of its series, John Hancock Seaport Long/Short Fund (the “Acquired Fund”) and on behalf of its series, John Hancock Disciplined Value Global Long/Short Fund (the “Acquiring Fund”). (Each of the Acquired Fund and the Acquiring Fund is sometimes referred to herein as a “Fund.”) Notwithstanding anything to the contrary contained herein, (1) all agreements, covenants, representations, warranties, actions, and obligations (collectively, “Obligations”) of and by either Fund, and of and by the Trust on its behalf, contained herein shall be deemed to be the Obligations of the applicable Fund only, (2) all rights and benefits created hereunder in favor of either Fund shall inure to and be enforceable by the Trust on the applicable Fund’s behalf, and (3) in no event shall any other series of the Trust or the assets thereof be held liable with respect to the breach or other default by a Fund or the Trust of its Obligations set forth herein.

The Trust, on behalf of each Fund, wishes to effect a reorganization described in section 368(a) (all “section” references are to the Internal Revenue Code of 1986, as amended (“Code”), unless otherwise noted), and intends this Agreement to be, and adopts it as, a “plan of reorganization” (within the meaning of the regulations under the Code (“Regulations”)). The reorganization shall consist of (1) the transfer of all of the Acquired Fund’s assets to the Acquiring Fund in exchange for shares in the Acquiring Fund and the Acquiring Fund’s assumption of all of that Acquired Fund’s liabilities, (2) the distribution of those shares pro rata to that Acquired Fund’s shareholders in exchange for their shares therein and in complete liquidation thereof (for federal tax purposes), and (3) the Acquired Fund’s termination, all on the terms and conditions set forth herein (all the foregoing transactions being referred to herein as the “Reorganization”).

The Trust is duly organized and validly existing under, and in conformity with, the laws of the Commonwealth of Massachusetts, and has the power to own all of its assets and to carry out its obligations under this Agreement. The Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Trust. The Trust is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect, and is duly established and designated in accordance with the applicable provisions of the Acquiring Trust’s Amended and Restated Declaration of Trust dated January 22, 2016, as amended (the “Trust Declaration”).

The Trust’s board of trustees (the “Board”), including a majority of its members who are not “interested persons” (as that term is defined in the 1940 Act) (1) has duly approved this Agreement and the transactions contemplated hereby and has duly authorized its performance hereof on each Fund’s behalf and consummation of the Reorganization by all necessary Board action and (2) has determined that participation in the Reorganization is in the best interests of each Fund and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

The Acquired Fund offers five classes of shares, designated Class A, Class C, Class I, Class R6 and Class NAV shares (“Class A Acquired Fund Shares”, “Class C Acquired Fund Shares”, “Class I Acquired Fund Shares”, “Class R6 Acquired Fund Shares” and “Class NAV Acquired Fund Shares”, respectively, and collectively, “Acquired Fund Shares”). The Acquiring Fund offers the same five classes of shares, designated Class A, Class C, Class I, Class R6 and Class NAV shares (“Class A Acquiring Fund Shares”, “Class C Acquiring Fund Shares”, “Class I Acquiring Fund Shares”, “Class R6 Acquiring Fund Shares”, and “Class NAV Acquiring Fund Shares,” collectively, “Acquiring Fund Shares”).

In consideration of the mutual promises contained herein, the parties agree as follows:

1.	PLAN OF REORGANIZATION AND TERMINATION

1.1. Subject to the terms and conditions set forth herein, Acquired Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to Acquiring Fund. In exchange therefor, Acquiring Fund shall –

(a) issue and deliver to Acquired Fund the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the eighth decimal place) Class A Acquiring Fund Shares determined by dividing the Acquired Fund Value attributable to Class A Acquired Fund Shares (determined pursuant to paragraph 2.1) by the net asset value (“NAV”) of a Class A Acquiring Fund Share; Class C Acquiring Fund Shares determined by dividing the Acquired Fund Value attributable to Class C Acquired Fund Shares (determined pursuant to paragraph 2.1) by the NAV of a Class C Acquiring Fund Share; Class I Acquiring Fund Shares determined by dividing the Acquired Fund Value attributable to Class I Acquired Fund Shares (determined pursuant to paragraph 2.1) by the NAV of a Class I Acquiring Fund Share; Class R6 Acquiring Fund Shares determined by dividing the Acquired Fund Value attributable to Class R6 Acquired Fund Shares (determined pursuant to paragraph 2.1) by the NAV of a Class R6 Acquiring Fund Share and Class NAV Acquiring Fund Shares determined by dividing the Acquired Fund Value attributable to Class NAV Acquired Fund Shares (determined pursuant to paragraph 2.1) by the NAV of a Class NAV Acquiring Fund Share, and

(b) assume all of Acquired Fund’s liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the “Closing” (as defined in paragraph 3.1).

1.2. The Assets shall consist of all assets and property of every kind and nature — including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, goodwill, and books and records — Acquired Fund owns at the “Valuation Time” (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on Acquired Fund’s books at that time; and Acquired Fund has no unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to the Trust.

1.3. The Liabilities shall consist of all of Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature existing at the Valuation Time, whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, whether or not determinable at the “Effective Time” (as defined in paragraph 3.1), and whether or not specifically referred to herein. Notwithstanding the foregoing, Acquired Fund shall use its best efforts to discharge all its known liabilities, debts, obligations, and duties before the Effective Time.

1.4. If the dividends and/or other distributions Acquired Fund has paid through the Effective Time for its current taxable year do not equal or exceed the sum of its (a) “investment company taxable income” (within the meaning of section 852(b)(2)), computed without regard to any deduction for dividends paid, plus (b) “net capital gain” (as defined in section 1222(11)), after reduction by any capital loss carryovers, for that year through that time (including any such gain realized and recognized pursuant to the transactions comprising the Reorganization), then at or as soon as practicable before that time, Acquired Fund shall declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of that income and gain — and in no event less than the sum of 98% of its “ordinary income” plus 98.2% of its “capital gain net income,” as those terms are defined in section 4982(e)(1) and (2), respectively — for all federal income and excise tax periods ending at or before the Effective Time, and treating its current taxable year as ending at that time, such that Acquired Fund will have no tax liability under sections 852 or 4982 for the current and any prior tax periods.

1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Acquired Fund shall distribute the various Classes of Acquiring Fund Shares it receives pursuant to paragraph 1.1(a) to the Acquired Fund shareholders of record at the Effective Time (each, a “Shareholder”), in proportion to their Acquired Fund Shares of the corresponding Classes then so held and in constructive exchange therefor, and shall completely liquidate (which shall be treated as a complete liquidation of Acquired Fund for federal tax purposes, within the meaning of section 1.368-2(m)(1)(iv) of the Regulations). That distribution shall be accomplished by the Trust’s transfer agent’s opening accounts on Acquiring Fund’s shareholder records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist) and transferring those Acquiring Fund Shares to those newly opened and existing accounts. Pursuant to that transfer, each Shareholder’s account shall be credited with the respective pro rata number of full and fractional Acquiring Fund Shares of the applicable Class due that Shareholder. The aggregate NAV of Acquiring Fund Shares of a Class to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Acquired Fund Shares of the corresponding Class that Shareholder holds at the Effective Time. All issued and outstanding Acquired Fund Shares, including any represented by certificates, shall simultaneously be canceled on Acquired Fund’s shareholder records. The Trust shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

1.6. Any transfer taxes payable on issuance and transfer of Acquiring Fund Shares in a name other than that of the registered holder on Acquired Fund’s shareholder records of the Acquired Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.7. After the Effective Time, Acquired Fund shall not conduct any business except in connection with its termination. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5 — as provided there, on making that distribution Acquired Fund’s liquidation shall be complete for federal tax purposes — (a) Acquired Fund shall be terminated and (b) Acquired Fund shall make all filings and take all other actions in connection therewith necessary and proper to effect that termination.

1.8. Any reporting responsibility of Acquired Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated. In furtherance of the foregoing, after the Effective Time, except as otherwise determined by the Trust, Acquired Fund shall prepare, or shall cause its agents to prepare, any federal, state, and local tax returns required to be filed by it with respect to Acquired Fund’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall cause those tax returns to be duly filed with the appropriate taxing authorities.

2.	VALUATION

2.1. For purposes of paragraph 1.1(a), the Acquired Fund Value shall be (a) the value of the Assets computed immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) and Acquired Fund’s declaration of dividends and/or other distributions, if any, on the date of the Closing (“Valuation Time”), using the valuation procedures set forth in Acquired Fund’s then-current prospectus and statement of additional information (“Pro/SAI”) including Acquired Fund and valuation procedures established by its Board (collectively, “Valuation Procedures”), less (b) the amount of the Liabilities at the Valuation Time.

2.2. For purposes of paragraph 1.1(a), the NAV per share of each class of Acquiring Fund Shares shall be computed at the Valuation Time, using the Valuation Procedures.

2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made (a) by the Advisor, or (b) the Pricing Committee in the case of securities subject to fair valuation, in accordance with the respective Valuation Procedures.

3.	CLOSING AND EFFECTIVE TIME

3.1. Unless the Trust determines otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to occur simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on a date as to which they agree (“Effective Time”). If, at or immediately before the Valuation Time, (a) the NYSE or another primary trading market for Fund securities of either Fund (each, an “Exchange”) is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on an Exchange or elsewhere is disrupted, so that, in either Board’s judgment, accurate appraisal of the value of either Fund’s net assets and/or the NAV per share of any class of Acquiring Fund Shares is impracticable, the date of the Closing (and, therefore, the Valuation Time and the Effective Time) shall be postponed until the first business day on which that Exchange is open for regular trading after the day when that trading has been fully resumed and that reporting has been restored. The Closing shall be held at the Trust’s offices or at another place as it determines.

3.2. Acquired Fund shall direct the custodian of the Funds’ assets to deliver at the Closing a certificate of an authorized officer (“Certificate”) stating that (a) the Assets it holds will be transferred to Acquiring Fund at the Effective Time and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3. Acquired Fund shall direct its transfer agent to deliver to the Trust at or immediately after the Closing a Certificate stating that its records contain (a) the name, address, and taxpayer identification number of each Shareholder, (b) the number of full and fractional shares in each outstanding class of Acquired Fund Shares each Shareholder owns, and (c) the dividend reinvestment elections, if any, applicable to each Shareholder, all at the Effective Time.

3.4. The Trust shall direct its transfer agent to deliver to the Acquired Fund, (a) at the Closing, a confirmation, or other evidence satisfactory to Acquired Fund, that the Acquiring Fund Shares to be issued to Acquired Fund pursuant to paragraph 1.1(a) have been credited to Acquired Fund’s account on Acquiring Fund’s shareholder records and (b) at or as soon as reasonably practicable after the Closing, a Certificate as to the opening of accounts on those records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist).

3.5. The Trust, on behalf of the respective Funds, shall deliver to the other at the Closing (a) a Certificate in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made herein are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby and (b) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the Trust determines to be needed.

4.	REPRESENTATIONS AND WARRANTIES

4.1. The Trust, on behalf of itself and the Acquired Fund, represents and warrants to the Acquiring Fund, as follows:

4.1.1. The Trust (a) is a Massachusetts business trust that is duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and operates pursuant to the Trust Declaration, (b) is duly registered under the 1940 Act as an open-end management investment company, which registration has not been revoked or rescinded and is in full force and effect, and (c) has the power to own all its properties and assets and to carry on its business described in its current registration statement on Form N-2;

4.1.2. Acquired Fund is a duly established and designated series of the Trust, in accordance with the applicable provisions of the Trust Declaration, and the 1940 Act;

4.1.3. The execution, delivery, and performance hereof have been duly authorized at the date hereof by all necessary action on the part of the Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Trust, with respect to Acquired Fund, enforceable in accordance with its terms, except as they may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and similar laws affecting the rights and remedies of creditors generally and by general principles of equity;

4.1.4. At the Effective Time, the Trust, on the Acquired Fund’s behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or are restricted to resale by their terms); and on delivery and payment for the Assets, the Trust, on Acquiring Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

4.1.5. The Trust, with respect to the Acquired Fund, is not currently engaged in, and its execution, delivery, and performance hereof and consummation of the Reorganization will not result in, (a) a conflict with or material violation of any provision of Massachusetts law, or the Trust Declaration or the Trust’s Bylaws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which the Trust, with respect to Acquired Fund or on its behalf, is a party or by which it is bound or (b) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, with respect to the Acquired Fund, is a party or by which it is bound;

4.1.6. At or before the Effective Time, either (a) all material contracts and other commitments of or applicable to Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate or (b) provision for discharge, and/or Acquiring Fund’s assumption, of any liabilities of Acquired Fund thereunder will be made, without either Fund incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Acquired Fund may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

4.1.7. No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect Acquired Fund’s financial condition or the conduct of its business; and the Trust, on Acquired Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Acquired Fund’s business or the Trust’s ability to consummate the transactions contemplated hereby;

4.1.8. Acquired Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, Statement of Cash Flows, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended October 31, 2024, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm (“PwC”), and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); those Statements present fairly, in all material respects, Acquired Fund’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period(s) then ended; and, to Acquired Fund’s management’s best knowledge and belief, there are no known contingent liabilities of Acquired Fund required to be reflected on a Statement of Assets and Liabilities (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;

4.1.9. Since October 31, 2024, there has not been any material adverse change in Acquired Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquired Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this representation and warranty, a decline in Acquired Fund’s NAV due to declines in market values of securities Acquired Fund holds, the discharge of Acquired Fund’s liabilities, or the redemption of Acquired Fund Shares by its shareholders will not constitute a material adverse change;

4.1.10. All federal, state, and local tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Acquired Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof (except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect); to the best of the Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Acquired Fund (a) is in compliance in all material respects with all applicable Regulations pertaining to (1) the reporting of dividends and other distributions on and redemptions of its shares, (2) withholding in respect thereof, and (3) shareholder basis reporting, (b) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (c) is not liable for any material penalties that could be imposed thereunder;

4.1.11. Acquired Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“IRS”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Acquired Fund is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 852(g)(2), eligible for treatment under section 851(g)(1)); Acquired Fund has elected to be a “regulated investment company”

under Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) (“RIC”); for each taxable year of its operation (including the taxable year that will end at the Effective Time (“current year”)), Acquired Fund has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852 and will have distributed substantially all of its investment company taxable income and net capital gain (as defined in the Code) relating to the taxable year ended at the Effective Time and all previous taxable years; and Acquired Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

4.1.12. Acquired Fund is in the same line of business as Acquiring Fund is in, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; from the time the Board approved the transactions contemplated hereby (“Approval Time”) through the Effective Time, Acquired Fund has invested and will invest its assets in a manner that ensures its compliance with the foregoing and paragraph 4.1.11; from the time it commenced operations through the Effective Time, Acquired Fund has conducted and will conduct its “historic business” (within the meaning of that section) in a substantially unchanged manner; and from the Approval Time through the Effective Time, Acquired Fund (1) has not disposed of and/or acquired, and will not dispose of and/or acquire, any assets (a) for the purpose of satisfying Acquiring Fund’s investment objective or policies or (b) for any other reason except in the ordinary course of its business as a RIC and (2) has not changed, and will not change, its historic investment policies in connection with the Reorganization;

4.1.13. At the Effective Time, (1) at least 33 1⁄3% of Acquired Fund’s Fund assets — including, for these purposes, a proportionate share of the Fund assets of any RIC (including an exchange-traded fund that is a RIC) in which Acquired Fund invests — will meet Acquiring Fund’s investment objective, strategies, policies, risks, and restrictions (collectively, “Investment Criteria”), (2) Acquired Fund will not have altered its portfolio in connection with the Reorganization to meet that 33 1⁄3% threshold, and (3) Acquired Fund will not have modified any of its Investment Criteria as part of the plan of reorganization, for purposes of section 1.368-1(d)(2) of the Regulations;

4.1.14. To the best of Acquired Fund’s management’s knowledge, there is no plan or intention by Acquired Fund’s shareholders to redeem, sell, exchange, or otherwise dispose of a number of Acquired Fund Shares (or Acquiring Fund Shares to be received in the Reorganization), in connection with the Reorganization, that would reduce their ownership of the Acquired Fund Shares (or the equivalent Acquiring Fund Shares) to a number of shares that is less than 50% of the current number of Acquired Fund Shares outstanding;

4.1.15. During the five-year period ending at the Effective Time, neither Acquired Fund nor any person “related” (within the meaning of section 1.368-1(e)(4) of the Regulations (“Related”), without regard to section 1.368-1(e)(4)(i)(A) thereof) to it will have (1) acquired Acquired Fund Shares with consideration other than Acquiring Fund

Shares or Acquired Fund Shares, or (2) made distributions with respect to Acquired Fund Shares except for (i) normal, regular dividend distributions made pursuant to Acquired Fund’s historic dividend-paying practice and (ii) other distributions declared and paid to ensure Acquired Fund’s continuing qualification as a RIC and to avoid the imposition of fund-level tax;

4.1.16. All issued and outstanding Acquired Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Acquired Fund and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Acquired Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Acquired Fund’s shareholder records (as provided in the Certificate to be delivered pursuant to paragraph 3.3); and Acquired Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquired Fund Shares, nor are there outstanding any securities convertible into any Acquired Fund Shares, and in regard to the statement that the outstanding shares will be non-assessable, it is noted that the Trust is a “Massachusetts business trust” and under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquired Fund;

4.1.17. Acquired Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

4.1.18. Acquired Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

4.1.19. Not more than 25% of the value of Acquired Fund’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers; provided that a proportionate share of the assets of any RIC in which Acquired Fund invests (and not the securities issued by the RIC itself) shall be taken into account for this purpose;

4.1.20. On the effective date of the Registration Statement (as defined in paragraph 4.3.1), and at the Effective Time, Acquired Fund’s Pro/SAI will (a) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

4.1.21. The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, the Registration Statement, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects, will comply in all material respects with federal securities laws and other laws and regulations, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

4.1.22. The Acquiring Fund Shares to be delivered to Acquired Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof; and

4.1.23. The Trust Declaration permits Acquired Fund to vary its shareholders’ investment; the Acquired Fund does not have a fixed pool of assets is a managed Fund of securities, and John Hancock Investment Management LLC (the “Advisor”), and each investment sub-adviser thereof have the authority to buy and sell securities for it.

4.2. The Trust, on behalf of itself and the Acquiring Fund, represents and warrants to Acquired Fund as follows:

4.2.1. The Trust (a) is a Massachusetts business trust, that is duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, (b) is duly registered under the 1940 Act as an open-end management investment company, which registration has not been revoked or rescinded and is in full force and effect, and (c) has the power to own all its properties and assets and to carry on its business described in its current registration statement on Form N-1A;

4.2.2. Acquiring Fund is a duly established and designated series of the Trust, in accordance with the applicable provisions of the Trust Declaration, and the 1940 Act;

4.2.3. The execution, delivery, and performance hereof have been duly authorized at the date hereof by all necessary action on the part of the Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of the Trust, with respect to Acquiring Fund, enforceable in accordance with its terms, except as they may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and similar laws affecting the rights and remedies of creditors generally and general principles of equity;

4.2.4. No consideration other than Acquiring Fund Shares (and Acquiring Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

4.2.5. The Trust, with respect to Acquiring Fund, is not currently engaged in, and its execution, delivery, and performance hereof and consummation of the Reorganization will not result in, (a) a conflict with or material violation of any provision of Massachusetts law, the Trust Declaration or the Trust’s Bylaws, or any Undertaking to which the Trust, with respect to Acquiring Fund or on its behalf, is a party or by which it is bound or (b) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, with respect to Acquiring Fund or on its behalf, is a party or by which it is bound;

4.2.6. No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to Acquiring Fund or any of its properties or assets attributable or allocable to Acquiring Fund, that, if adversely determined, would materially and adversely affect Acquiring Fund’s financial condition or the conduct of its business; and the Trust, on Acquiring Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Acquiring Fund’s business or the Trust’s ability to consummate the transactions contemplated hereby;

4.2.7. At or before the Effective Time, there are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the Registration Statement (as defined in section 4.3.1 below) or that will not otherwise be disclosed to the Acquired Fund prior to the Closing;

4.2.8. The Statements of the Acquiring Fund’s predecessor fund at and for the fiscal year (in the case of the Statement of Changes in Net Assets, for the two fiscal years) ended August 31, 2024, have been audited by Ernst & Young LLP (“E&Y”) and are in accordance with GAAP; those Statements (copies of which the Trust has furnished to Acquired Fund) present fairly, in all material respects, Acquiring Fund’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period(s) then ended; and, to the Trust’s management’s best knowledge and belief, there are no known contingent liabilities of Acquiring Fund required to be reflected on a Statement of Assets and Liabilities (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;

4.2.9. Since August 31, 2024, there has not been any material adverse change in Acquiring Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this representation and warranty, a decline in Acquiring Fund’s NAV due to declines in market values of securities Acquiring Fund holds, the discharge of Acquiring Fund’s liabilities, or the redemption of Acquiring Fund Shares by its shareholders will not constitute a material adverse change;

4.2.10. All Returns of Acquiring Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect; to the best of the Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Acquiring Fund (a) is in compliance in all material respects with all applicable Regulations pertaining to (1) the reporting of dividends and other distributions on and redemptions of its shares, (2) withholding in respect thereof, and (3) shareholder basis reporting, (b) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (c) is not liable for any material penalties that could be imposed thereunder;

4.2.11. Acquiring Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the IRS or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Acquiring Fund is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Acquiring Fund has elected to be a RIC; for each taxable year of its operation (including the taxable year that includes the Effective Time (“current year”)), Acquiring Fund has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; Acquiring Fund will continue to meet all those requirements for the current year and intends to continue to do so, and to continue to be eligible to and to so compute its federal income tax, for succeeding taxable years; and Acquiring Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

4.2.12. Acquiring Fund is in the same line of business as Acquired Fund was in preceding the Reorganization, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; and following the Reorganization, Acquiring Fund will continue, and has no plan or intention to change, that line of business;

4.2.13. At the Effective Time, Acquiring Fund (1) will not have modified any of its Investment Criteria as part of the plan of reorganization and (2) will not have any plan or intention to change any of its Investment Criteria after the Reorganization.

4.2.14. Following the Reorganization, Acquiring Fund will (1) continue Acquired Fund’s “historic business” (within the meaning of section 1.368-1(d)(2) of the Regulations) and (2) use a significant portion of Acquired Fund’s “historic business assets” (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, Acquiring Fund (3) has no plan or intention to sell or otherwise dispose of a significant part of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (4) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain that status;

4.2.15. Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any Acquired Fund Shares;

4.2.16. Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization, except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor will Acquiring Fund or any person Related to it have any plan or intention at the Effective Time to acquire or redeem any Acquiring Fund Shares issued in the Reorganization — either directly or through any transaction, agreement, or arrangement with any other person — except for redemptions Acquiring Fund will make as such a series pursuant to section 22(e) of the 1940 Act;

4.2.17. Before or in the Reorganization, neither Acquiring Fund nor any person Related to it will have acquired, directly or through any transaction, agreement, or arrangement with any other person, Acquired Fund Shares with consideration other than Acquiring Fund Shares;

4.2.18. Acquiring Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

4.2.19. Assuming satisfaction of the condition in paragraph 4.1.19, immediately after the Reorganization (1) not more than 25% of the value of Acquiring Fund’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers; provided that a proportionate share of the assets of any RIC in which Acquiring Fund invests (and not the securities issued by the RIC itself) shall be taken into account for this purpose;

4.2.20. All issued and outstanding Acquiring Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor are there outstanding any securities convertible into any Acquiring Fund Shares; and the Acquiring Fund Shares to be issued and delivered to Acquired Fund, for the Shareholders’ accounts, pursuant to the terms hereof, (a) will have been duly authorized by the Trust and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) at the Effective Time and (b) when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, fully paid and non-assessable by the Trust, and in regard to the statement that the outstanding shares will be non-assessable, it is noted that the Acquiring Fund is a “Massachusetts business trust” and under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund;

4.2.21. On the effective date of the Registration Statement, and at the Effective Time, (a) the Trust’s Pro/SAI including Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (b) that Pro/SAI and the prospectus included in the Registration Statement will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the foregoing will not apply to statements in or omissions from that prospectus made in reliance on and in conformity with information furnished by the Trust for use therein;

4.2.22. The information to be furnished by the Trust for use in no-action letters, applications for orders, the Registration Statement, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects, will comply in all material respects with federal securities laws and other laws and regulations, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

4.2.23. The Trust Declaration permits the Trust to vary its shareholders’ investment; the Trust does not have a fixed pool of assets — each series thereof (including Acquiring Fund) is a managed Fund of securities, and the Advisor, and each investment sub-adviser thereof have the authority to buy and sell securities for it.

4.3. Each of Acquired Fund and the Acquiring Fund represents and warrants to the other as follows:

4.3.1. No governmental consents, approvals, or authorizations (collectively, “consents”) or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents or orders of any court are required, for its execution, delivery, and performance hereof on its Fund’s behalf, except for (a) the Trust’s filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus and information statement (“Registration Statement”), and (b) consents, filings, and orders that have been made or received or may be required after the Effective Time;

4.3.2. The fair market value of the Acquiring Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Acquired Fund Shares it actually or constructively surrenders in exchange therefor; and

4.3.3. The Trust’s management is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Acquired Fund Shares before the Reorganization to any person Related to either Fund or (ii) any portion of the Acquiring Fund Shares they receive in the Reorganization to any person Related to Acquiring Fund;

4.3.4. Acquired Fund’s shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice concerning the Reorganization), if any, incurred in connection with the Reorganization;

4.3.5. The fair market value and “adjusted basis” (within the meaning of section 1011) of the Assets will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

4.3.6. At the Effective Time, there will be no intercompany indebtedness existing between the Funds that was issued, acquired, or settled at a discount;

4.3.7. Pursuant to the Reorganization, Acquired Fund will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Acquired Fund held immediately before the Reorganization; for the purposes of the foregoing, any amounts Acquired Fund uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except dividends and other distributions declared and paid to ensure Acquired Fund’s continuing qualification as a RIC and to avoid the imposition of fund-level tax) will be included as assets it held immediately before the Reorganization;

4.3.8. None of the compensation the Advisor, or any affiliate thereof receives as a service provider to Acquired Fund will be separate consideration for, or allocable to, any of the Acquired Fund Shares that the Advisor (on any Shareholder’s behalf) holds; none of the Acquiring Fund Shares the Advisor (on any Shareholder’s behalf) receives in the Reorganization will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to the Advisor or any affiliate thereof will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

4.3.9. No expenses incurred by Acquired Fund or on its behalf in connection with the Reorganization will be paid or assumed by Acquiring Fund, the Advisor, or any affiliate thereof, or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Fund Shares will be transferred to Acquired Fund or any of its shareholders with the intention that such cash or property be used to pay any expenses (even Reorganization Expenses) thereof;

4.3.10. There will be no dissenters to the Reorganization under the applicable provisions of Massachusetts law, and Acquiring Fund will not pay cash in lieu of fractional Acquiring Fund Shares in connection with the Reorganization;

4.3.11. The Reorganization is being undertaken for bona fide business purposes (and not a purpose to avoid federal income tax); and

4.3.12. The principal purpose of Acquiring Fund’s assumption of the Liabilities is a bona fide business purpose and is not avoidance of federal income tax on the transaction.

5.	COVENANTS

5.1. The Trust covenants to operate each Fund’s business in the ordinary course between the date hereof and the Closing, it being understood that:

(a) such ordinary course will include declaring and paying customary dividends and other distributions and changes in operations contemplated by each Fund’s normal business activities; and

(b) each Fund will retain exclusive control of the composition of its portfolio until the Closing.

5.2. The Acquiring Fund will prepare the Prospectus/Information Statement to be included in the N-14 Registration Statement, which the Trust, on behalf of the Acquiring Fund, will prepare and file for registration under the 1933 Act of the Acquiring Fund Shares to be distributed to the Acquired Fund’s shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act. The Acquiring Fund will use its best efforts to provide for the N-14 Registration Statement to become effective as promptly as practicable. The Acquired Fund and the Acquiring Fund will cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement, as required by the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations thereunder and the state securities laws.

5.3. The information to be furnished by the Acquired Fund and the Acquiring Fund for use in the N-14 Registration Statement shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

5.4. Acquired Fund covenants that it will assist the Trust in obtaining information the Trust reasonably requests concerning the beneficial ownership of Acquired Fund Shares.

5.5. Acquired Fund covenants that it will make available its books and records regarding Acquired Fund (including all tax books and records and all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to Acquiring Fund at the Closing.

5.6. Each Fund covenants to cooperate with the other in preparing the Registration Statement in compliance with applicable federal and state securities laws.

5.7. Each Fund covenants that it will, from time to time, as and when requested by the other Fund, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken all further action, the other Fund deems necessary or desirable in order to vest in, and confirm to, (a) Acquiring Fund, title to and possession of all the Assets, and (b) Acquired Fund title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

5.8. The Trust covenants to use all reasonable efforts to obtain the consents required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to continue Acquiring Fund’s operations after the Effective Time.

5.9. Acquired Fund covenants to distribute all the Acquiring Fund Shares it receives in the Reorganization to the Shareholders in complete liquidation of Acquired Fund.

5.10. Subject to this Agreement, the Trust covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6.	CONDITIONS PRECEDENT

Each Fund’s obligations hereunder shall be subject to (a) the other Fund’s performance of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time and (c) the following further conditions that, at or before that time:

6.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the Board and the Acquired Fund shall have delivered to the Acquiring Fund a copy of the resolutions approving this Agreement adopted by the Board, and certified by such Board’s Secretary;

6.2. That each of the Funds shall have furnished to the other Fund a statement of its assets, liabilities and capital, with values determined as provided in this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Fund’s behalf by its President (or any Vice President) or its Treasurer, and a certificate signed by the Fund’s President (or any Vice President) or its Treasurer, dated as of the date of the Closing (“Closing Date”), certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Fund since the date of the Fund’s most recent annual report or semiannual report, as applicable, other than changes in the Fund Investments since that date or changes in the market value of the Fund Investments.

6.3. That each of the Funds shall have furnished to the other Fund a certificate signed by its Fund’s President (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date, all representations and warranties of the Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

6.4. All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Trust to carry out the transactions contemplated hereby; the Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to the Trust’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or shall be pending, threatened, or contemplated under the 1933 Act or the 1940 Act; the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act; and all consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) the Trust deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties, provided that the Trust may for itself waive any of those conditions;

6.5. At the Effective Time, no action, suit, or other proceeding shall be pending (or, to the Trust’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

6.6. The Trust shall have received an opinion of Dechert LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it (that, notwithstanding paragraph 8, shall survive the Closing), and in separate letters addressed to it (collectively, “Representations”) and the Certificates delivered pursuant to paragraph 3.5. The Tax Opinion shall be substantially to the effect that — based on the facts and assumptions stated therein and conditioned on the Representations’ being true and complete at the Effective Time and consummation of the Reorganization in accordance herewith (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) — for federal income tax purposes:

(a)

The acquisition by Acquiring Fund of all of the Asset of Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption of all Liabilities of Acquired Fund by Acquiring Fund followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares in complete liquidation and termination of Acquired Fund will constitute a tax-free reorganization under Section 368(a) of the Code.

(b)

Acquired Fund will not recognize gain or loss upon the transfer of all of its Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption of all Liabilities of Acquired Fund, except that Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

(c)	Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares received by Acquired Fund in the Reorganization.

(d)	Acquiring Fund will recognize no gain or loss upon receiving the properties of Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption of all liabilities of Acquired Fund.

(e)

The adjusted basis to Acquiring Fund of the Assets of Acquired Fund received by Acquiring Fund in the Reorganization will be the same as the adjusted basis of those Assets in the hands of Acquired Fund immediately before the exchange, except that Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

(f)

Acquiring Fund’s holding periods with respect to the Assets of Acquired Fund that Acquiring Fund acquires in the Reorganization will include the respective periods for which those Assets were held by Acquired Fund (except where investment activities of Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset).

(g)	The Acquired Fund Shareholders will recognize no gain or loss upon receiving Acquiring Fund Shares solely in exchange for Acquired Fund Shares.

(h)

The aggregate basis of the Acquiring Fund Shares received by an Acquired Fund Shareholder in the Reorganization will be the same as the aggregate basis of Acquired Fund Shares surrendered by the Acquired Fund Shareholder in exchange therefor.

(i)

An Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares received by the Acquired Fund Shareholder in the Reorganization will include the holding period during which the Acquired Fund Shareholder held Acquired Fund Shares surrendered in exchange therefor, provided that the Acquired Fund Shareholder held such shares as a capital asset on the date of Reorganization.

6.7. The Trust, on Acquiring Fund’s behalf, shall have executed and delivered at or before the Closing a Certificate confirming that the Trust, on Acquiring Fund’s behalf, assumes all of the Liabilities; and

6.8. At any time before the Closing, the Trust may waive any of the foregoing conditions (except those set forth in paragraphs 6.1, 6.4 and 6.6) if, in the judgment of its Board, that waiver will not have a material adverse effect on its Fund’s shareholders’ interests.

6.9. That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund or the Acquired Fund, be contemplated by the Commission.

7.	BROKERAGE FEES AND EXPENSES

7.1. Each Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

7.2. Except as otherwise provided herein, the expenses of the Reorganization shall be paid pro rata by each Fund based on expense ratio savings within the Acquiring Fund post-merger (the combined fund); provided, however, that the Acquiring Fund and the Acquired Fund will each pay any brokerage commissions, dealer mark-ups and similar expenses (“Portfolio Expenses”) that it may incur in connection with the purchases or sale of portfolio securities; and provided, further, that, the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification of the Acquiring Fund Shares under applicable state and federal laws.

7.3. Notwithstanding any other provisions of this Agreement, if for any reason the Reorganization contemplated by this Agreement is not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.

7.4. Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a RIC.

8.	ENTIRE AGREEMENT; NO SURVIVAL

Neither Fund has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Funds. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

9.	TERMINATION OF AGREEMENT

This Agreement may be terminated at any time at or before the Closing:

9.1. By either Fund (a) in the event of the other Fund’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before [April 30, 2025], or another date to which the Funds agree; or

9.2. By the Funds’ mutual agreement.

In the event of termination under paragraphs 9.1(c) or (d) or 9.2, neither the Trust nor any of its trustees, officers, or shareholders, shall have any liability.

10.	INDEMNIFICATION

10.1. Each party (an “Indemnitor”) shall indemnify and hold the other and its officers, directors, trustees, agents and persons controlled by or controlling any of them (each, an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor, provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s: (i) willful misfeasance; (ii) bad faith; (iii) gross negligence; or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

10.2. The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to Indemnified Party or thirty (30) days from discovery by Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from Indemnitor that Indemnitor intends, at Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case Indemnified Party shall have the right, at no cost or expense to Indemnitor, to participate in such defense. If Indemnitor does not assume the defense of such matter, and in any event until Indemnitor states in writing that it will assume the defense, Indemnitor shall pay all costs of Indemnified Party arising out of the defense until the defense is assumed; provided, however, that Indemnified Party shall consult with Indemnitor and obtain Indemnitor’s prior written consent to any payment or settlement of any such claim. Indemnitor shall keep Indemnified Party fully apprised at all times as to the status of the defense. If Indemnitor does not assume the defense, Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, Indemnitor shall be subrogated to all rights of Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

11.	AMENDMENTS

The Funds may amend, modify, or supplement this Agreement at any time in any manner thy mutually agree on in writing.

12.	MISCELLANEOUS

12.1. This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

12.2. Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the Trust, on each Fund’s behalf, and their respective successors and assigns any rights or remedies under or by reason hereof.

12.3. Notice is hereby given that this instrument is executed and delivered on behalf of the Trust’s trustees solely in their capacities as trustees, and not individually, and that the Trust’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than the participating Funds but are only binding on and enforceable against its property attributable to and held for the benefit of the participating Funds (in each case, “Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof. The Trust, in asserting any rights or claims hereunder on its or a Fund’s behalf, shall look only to the other Fund’s Property in settlement of those rights or claims and not to the property of any other series of the Trust or to those trustees, officers, or shareholders.

12.4. Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

12.5. All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Acquired Fund shall be addressed to John Hancock Seaport Long/Short Fund, c/o John Hancock, 200 Berkeley Street, Boston, Massachusetts 02116, Attention: Chief Legal Officer, or at such other address as the Acquired Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to John Hancock Disciplined Value Global Long/Short Fund, c/o John Hancock, 200 Berkeley Street, Boston, Massachusetts 02116, Attention: Chief Legal Officer, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Acquired Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

12.6. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts applicable to agreements made and to be performed in said state.

12.7. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Trust on behalf of each Fund. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

JOHN HANCOCK INVESTMENT TRUST, on behalf of its series, John Hancock Seaport Long/Short Fund

By:
Name:
Title:

Attest:

Name:
Title:

JOHN HANCOCK INVESTMENT TRUST, on behalf of its series, John Hancock Disciplined Value Global Long/Short Fund

By:
Name:
Title:

Attest:

Name:
Title:

EXHIBIT B

These tables detail the financial performance of each share class described in this Information Statement/SAI of the Acquired Fund, including total return information showing how much an investment in the fund has increased or decreased for the periods shown below (assuming reinvestment of all dividends and distributions). Certain information reflects the financial results for a single fund share.

The financial statements of the Acquired Fund as of October 31, 2024, have been audited by PricewaterhouseCoopers LLP, the Acquired Fund’s independent registered public accounting firm. The report, along with further detail on the Acquired Fund’s financial statements, is included in the Acquired Fund’s most recent Annual Report, which is available upon request.

CLASS A SHARES Period ended	10-31-24	10-31-23	10-31-22	10-31-21	10-31-20
Per share operating performance
Net asset value, beginning of period	$10.66	$10.61	$12.73	$11.60	$11.02
Net investment income (loss)[1]	0.04	0.04	(0.05)	(0.15)	(0.10)
Net realized and unrealized gain (loss) on investments	1.51	0.32	(1.25)	1.73	0.78
Total from investment operations	1.55	0.36	(1.30)	1.58	0.68
Less distributions
From net investment income	(0.33)	(0.31)	—	—	(0.10)
From net realized gain	—	—	(0.82)	(0.45)	—
Total distributions	(0.33)	(0.31)	(0.82)	(0.45)	(0.10)
Net asset value, end of period	$11.88	$10.66	$10.61	$12.73	$11.60
Total return (%)[2,3]	14.98	3.38	(10.69)	13.69	6.15
Ratios and supplemental data
Net assets, end of period (in millions)	$16	$13	$11	$16	$12
Ratios (as a percentage of average net assets):
Expenses before reductions	1.98	1.95	1.93	1.97	2.00
Expenses including reductions	1.97	1.94	1.92	1.96	1.99
Net investment income (loss)	0.39	0.39	(0.47)	(1.18)	(0.87)
Portfolio turnover (%)	141	178	214	259	221

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.

CLASS C SHARES Period ended	10-31-24	10-31-23	10-31-22	10-31-21	10-31-20
Per share operating performance
Net asset value, beginning of period	$10.04	$10.01	$12.13	$11.16	$10.61
Net investment loss[1]	(0.04)	(0.03)	(0.13)	(0.23)	(0.17)
Net realized and unrealized gain (loss) on investments	1.44	0.29	(1.17)	1.65	0.74
Total from investment operations	1.40	0.26	(1.30)	1.42	0.57
Less distributions
From net investment income	(0.26)	(0.23)	—	—	(0.02)
From net realized gain	—	—	(0.82)	(0.45)	—
Total distributions	(0.26)	(0.23)	(0.82)	(0.45)	(0.02)
Net asset value, end of period	$11.18	$10.04	$10.01	$12.13	$11.16
Total return (%)[2,3]	14.13	2.66	(11.33)	12.86	5.33
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$2	$3	$5	$5
Ratios (as a percentage of average net assets):
Expenses before reductions	2.68	2.65	2.63	2.67	2.70
Expenses including reductions	2.67	2.64	2.62	2.66	2.69
Net investment loss	(0.34)	(0.30)	(1.20)	(1.89)	(1.56)
Portfolio turnover (%)	141	178	214	259	221

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.

CLASS I SHARES Period ended	10-31-24	10-31-23	10-31-22	10-31-21	10-31-20
Per share operating performance
Net asset value, beginning of period	$10.98	$10.92	$13.04	$11.84	$11.24
Net investment income (loss)[1]	0.08	0.08	(0.02)	(0.11)	(0.07)
Net realized and unrealized gain (loss) on investments	1.56	0.33	(1.28)	1.76	0.80
Total from investment operations	1.64	0.41	(1.30)	1.65	0.73
Less distributions
From net investment income	(0.37)	(0.35)	—	—	(0.13)
From net realized gain	—	—	(0.82)	(0.45)	—
Total distributions	(0.37)	(0.35)	(0.82)	(0.45)	(0.13)
Net asset value, end of period	$12.25	$10.98	$10.92	$13.04	$11.84
Total return (%)[2]	15.24	3.79	(10.49)	14.00	6.57
Ratios and supplemental data
Net assets, end of period (in millions)	$233	$253	$691	$1,019	$616
Ratios (as a percentage of average net assets):
Expenses before reductions	1.68	1.65	1.63	1.67	1.70
Expenses including reductions	1.67	1.64	1.62	1.66	1.69
Net investment income (loss)	0.66	0.73	(0.16)	(0.86)	(0.58)
Portfolio turnover (%)	141	178	214	259	221

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

CLASS R6 SHARES Period ended	10-31-24	10-31-23	10-31-22	10-31-21	10-31-20
Per share operating performance
Net asset value, beginning of period	$11.12	$11.06	$13.18	$11.95	$11.34
Net investment income (loss)[1]	0.09	0.09	(0.01)	(0.10)	(0.06)
Net realized and unrealized gain (loss) on investments	1.59	0.33	(1.29)	1.78	0.81
Total from investment operations	1.68	0.42	(1.30)	1.68	0.75
Less distributions
From net investment income	(0.38)	(0.36)	—	—	(0.14)
From net realized gain	—	—	(0.82)	(0.45)	—
Total distributions	(0.38)	(0.36)	(0.82)	(0.45)	(0.14)
Net asset value, end of period	$12.42	$11.12	$11.06	$13.18	$11.95
Total return (%)[2]	15.43	3.86	(10.37)	14.22	6.62
Ratios and supplemental data
Net assets, end of period (in millions)	$104	$239	$40	$51	$37
Ratios (as a percentage of average net assets):
Expenses before reductions	1.56	1.54	1.53	1.56	1.59
Expenses including reductions	1.56	1.53	1.52	1.55	1.58
Net investment income (loss)	0.74	0.82	(0.07)	(0.76)	(0.51)
Portfolio turnover (%)	141	178	214	259	221

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

CLASS NAV SHARES Period ended	10-31-24	10-31-23	10-31-22	10-31-21	10-31-20
Per share operating performance
Net asset value, beginning of period	$11.12	$11.06	$13.18	$11.96	$11.35
Net investment income (loss)[1]	0.09	0.09	— [2]	(0.10)	(0.04)
Net realized and unrealized gain (loss) on investments	1.59	0.33	(1.30)	1.77	0.79
Total from investment operations	1.68	0.42	(1.30)	1.67	0.75
Less distributions
From net investment income	(0.38)	(0.36)	—	—	(0.14)
From net realized gain	—	—	(0.82)	(0.45)	—
Total distributions	(0.38)	(0.36)	(0.82)	(0.45)	(0.14)
Net asset value, end of period	$12.42	$11.12	$11.06	$13.18	$11.96
Total return (%)[3]	15.44	3.87	(10.38)	14.12	6.64
Ratios and supplemental data
Net assets, end of period (in millions)	$86	$81	$74	$57	$59
Ratios (as a percentage of average net assets):
Expenses before reductions	1.56	1.53	1.52	1.55	1.58
Expenses including reductions	1.55	1.53	1.51	1.54	1.57
Net investment income (loss)	0.78	0.82	0.01	(0.78)	(0.35)
Portfolio turnover (%)	141	178	214	259	221

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

STATEMENT OF ADDITIONAL INFORMATION

[ ], 2025

JOHN HANCOCK SEAPORT LONG/SHORT FUND

(the “Acquired Fund,” a series of John Hancock Investment Trust)

AND

JOHN HANCOCK DISCIPLINED VALUE GLOBAL LONG/SHORT FUND

(the “Acquiring Fund,” a series of John Hancock Investment Trust)

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the related combined Information Statement and Prospectus (also dated [ ], 2025). This SAI provides additional information about the Acquired Fund and the Acquiring Fund (the “Funds”). The Acquired Fund and the Acquiring Fund are each series of John Hancock Investment Trust (the “Trust”), a Massachusetts business trust. Please retain this SAI for further reference.

This SAI is intended to supplement the information provided in a combined Information Statement and Prospectus dated [ ], 2025, relating to the proposed reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”).

A copy of the Information Statement and Prospectus can be obtained free of charge by writing or telephoning:

John Hancock Investment Management LLC

200 Berkeley Street

Boston, Massachusetts 02116

800-225-5291 (Class A and Class C)

888-972-8696 (Class I and Class R6)

800-344-1029 (Class NAV)

Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this SAI.

TABLE OF CONTENTS

1.	The Statement of Additional Information for the Acquired Fund dated March 1, 2024 (the “Acquired Fund SAI”).

2.	The Statement of Additional Information for the Acquiring Fund dated January 1, 2025, (the “Acquiring Fund SAI”).

3.	The Annual Report of the Trust for the fiscal year ended October 31, 2024 with respect to the Acquired Fund (the “Acquired Fund Annual Report”).

4.	The Annual Report of The RBB Fund, Inc. for the fiscal year ended August 31, 2024 with respect to the Acquiring Fund (the “Acquiring Fund Annual Report”).

INFORMATION INCORPORATED BY REFERENCE

The Acquired Fund SAI, as may be supplemented, is incorporated by reference to the Post-Effective Amendment No. 225 to the Trust’s registration statement on Form N-1A, which was filed with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 485(b) under the Securities Act of 1933, as amended (the “Securities Act”) (File Nos. 002-10156, 811-00560), on February 26, 2024 (Accession No. 0001193125-24-046174);

The Acquiring Fund SAI, as may be supplemented, is incorporated by reference to the Post-Effective Amendment No. 229 to the Trust’s registration statement on Form N-1A, which was filed with the SEC pursuant to Rule 485(b) under the Securities Act (File Nos. 002-10156, 811-00560), on December 20, 2024 (Accession No.  0001193125-24-282678);

The Acquired Fund Annual Report is incorporated by reference to the Trust’s report on Form N-CSR (File No. 811-00560) that was filed with the SEC on December 27, 2024 (Accession No. 0000898430-24-001700);

The Acquiring Fund Annual Report is incorporated by reference to The RBB Fund, Inc.’s report on Form N-CSR (File No. 811-05518) that was filed with the SEC on November 12, 2024 (Accession No. 0001398344-24-020527);

SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees and expenses of the Acquired Fund and the Acquiring Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, is included in the “Comparison of Expenses” section of the Information Statement and Prospectus.

The Reorganization will not result in a material change to the Acquired Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. In particular, each security held by the Acquired Fund is eligible to be held by the Acquiring Fund. Accordingly, a schedule of investments of the Acquired Fund modified to show the effects of such change is not required and is not included.

There are no material differences in accounting policies of the Acquired Fund as compared to those of the Acquiring Fund.

JOHN HANCOCK INVESTMENT TRUST

PART C

OTHER INFORMATION

Item 15. Indemnification

No change from the information set forth in Item 30 of the most recently filed amendment to the Registration Statement of John Hancock Investment Trust (the “Registrant”) on Form N-1A under the 1933 Act and the 1940 Act (File Nos. 002-10156 and 811-00560) as filed with the Securities and Exchange Commission (the “SEC”) on December  20, 2024 (accession number 0001193125-24-282678), which information is incorporated herein by reference.

ITEM 16 Exhibits

1(a)	Amended and Restated Declaration of Trust dated January 22, 2016. – previously filed as exhibit 99.(a) to post-effective amendment no. 154 (File Nos. 002-10156 and 811-00560) filed on February 25, 2016, accession number 0001133228-16-007639.

1(a)(1)	Amendment dated December 13, 2018 to the Amended and Restated Declaration of Trust dated January 22, 2016. – previously filed as exhibit 99.(a).1 to post-effective amendment no. 189 (File Nos. 002-10156 and 811-00560) filed on February 28, 2019, accession number 0001133228-19-000768.

2(a)	Amended and Restated By-Laws dated March 8, 2005. – previously filed as exhibit 99.(b) to post-effective amendment no. 98 (File Nos. 002-10156 and 811-00560) filed on May 2, 2005, accession number 0001010521-05-000151.

2(a)(1)	Amendment dated March 11, 2008 to the Amended and Restated By-Laws dated March 8, 2005. – previously filed as exhibit 99.(b).1 to post-effective amendment no. 111 (File Nos. 002-10156 and 811-00560) filed on February 27, 2009, accession number 0000950135-09-001332.

2(a)(2)	Amendment dated June 9, 2009 to the Amended and Restated By-Laws dated March 8, 2005. – previously filed as exhibit 99.(b).2 to post-effective amendment no. 113 (File Nos. 002-10156 and 811-00560) filed on December 17, 2009, accession number 0000950123-09-071584.

2(a)(3)	Amendment dated August 31, 2010 to the Amended and Restated By-Laws dated March 8, 2005. – previously filed as exhibit 99.(b).4 to post-effective amendment no. 115 (File Nos. 002-10156 and 811-00560) filed on February 25, 2011, accession number 0000950123-11-017991.

2(a)(4)	Amendment dated March 10, 2016 to the Amended and Restated By-Laws dated March 8, 2005. – previously filed as exhibit 99.(b).4 to post-effective amendment no. 156 (File Nos. 002-10156 and 811-00560) filed on March 14, 2016 accession number No. 0001133228-16-008195.

3	Not applicable

4A	Form of Agreement and Plan of Reorganization – (FILED HEREWITH as Exhibit A to the Information Statement/Prospectus).

5	See Exhibits 1 and 2

6(a)	Amended and Restated Advisory Agreement dated June 30, 2020 between John Hancock Investment Trust (the “Registrant”) and John Hancock Investment Management LLC[1] (the “Advisor”). – previously filed as exhibit 99.(d) to post-effective amendment no. 205 (File Nos. 002-10156 and 811-00560) filed on July 27, 2020 accession number No. 0001133228-20-004475.

6(a)(1)	Amendment to Advisory Agreement dated March 30, 2023 between the Registrant and the Advisor relating to John Hancock Global Environmental Opportunities Fund. – previously filed as exhibit 99(d)(4) to post-effective amendment no. 225 (File Nos. 002-10156 and 811-00560) filed on February 26, 2024 accession number No. 0001193125-24-046174.

6(a)(2)	Amendment dated June 27, 2024 to the Boston Partners Subadvisory Agreement relating to John Hancock Disciplined Value International Fund and John Hancock Disciplined Value Global Long/Short Fund. –previously filed as exhibit 99.(d)(23) to post-effective amendment No. 228 filed on August 6, 2024 accession number No. 0001193125-24-194961.

7(a)	Amended and Restated Distribution Agreement dated June 30, 2020 between the Registrant and John Hancock Investment Management Distributors LLC (the “Distributor”). – previously filed as exhibit 99.(e) to post-effective amendment no. 205 (File Nos. 002-10156 and 811-00560) filed on July 27, 2020 accession number No. 0001133228-20-004475.

8	Not Applicable.

9(a)(1)	Master Custodian Agreement dated September 10, 2008 among John Hancock Mutual Funds and State Street Bank and Trust Company. – previously filed as exhibit 99.(g).1 to post-effective amendment no. 111 (File Nos. 002-10156 and 811-00560) filed on February 27, 2009, accession number 0000950135-09-001332.

9(a)(2)	Amendment dated October 1, 2015 to Master Custodian Agreement dated September 26, 2008 between John Hancock Mutual Funds and State Street Bank and Trust Company. – previously filed as exhibit 99.(g).3 to post-effective amendment no. 150 (File Nos. 002-10156 and 811-00560) filed on December 24, 2015, accession number 0001133228-15-006566.

9(a)(3)	Amendment dated December 15, 2023 to Master Custodian Agreement dated September 26, 2008 among John Hancock Mutual Funds and State Street Bank and Trust Company. – previously filed as exhibit 99(g)(6) to post-effective amendment no. 225 (File Nos. 002-10156 and 811-00560) filed on February 26, 2024 accession number No. 0001193125-24-046174.

9(a)(4)	Master Global Custodial Services Agreement dated March 3, 2014 among John Hancock Mutual Funds and Citibank. N.A. – previously filed as exhibit 99.(g).1 to post-effective amendment no. 142 (File Nos. 002-10156 and 811-00560) filed on June 15, 2015, accession number 0001133228-15-002717.

9(a)(5)	Amendment dated August 1, 2019 to Master Global Custodial Services Agreement dated March 3, 2014 among John Hancock Mutual Funds and Citibank. N.A. – previously filed as exhibit 99.(g).3 to post-effective amendment no. 205 (File Nos. 002-10156 and 811-00560) filed on July 27, 2020 accession number No. 0001133228-20-004475.

9(a)(6)	Form of Amendment to Master Global Custodial Services Agreement dated March 3, 2014 among John Hancock Mutual Funds and Citibank, N.A. – previously filed as exhibit 99.(g)(5) to post-effective amendment No. 228 (File Nos. 002-10156 and 811-00560) filed on August 6, 2024 accession number No. 0001193125-24-194961.

9(a)(7)	Amendment dated July 1, 2024 to Master Global Custodial Services Agreement dated March 3, 2014 among John Hancock Mutual Funds and Citibank, N.A. – previously filed as exhibit 99.(g)(6) to post-effective amendment No. 229 (File Nos. 002-10156 and 811-00560) filed on December 20, 2024 accession number No. 0001193125-24-282678.

10(a)	Class A Service Agreement dated February 1, 2000 among Charles Schwab & Co., Inc., the Distributor, and John Hancock Signature Services, Inc. relating to John Hancock Fundamental Large Cap Core Fund. – previously filed as exhibit 99.(h).2 to post-effective amendment no. 87 (File Nos. 002-10156 and 811-00560) filed on December 22, 2000, accession number 0001010521-00-000496.

11	Opinion and Consent of Dechert LLP regarding legality of issuance of shares and other matters. – FILED HEREWITH

12	Form of Opinion of Dechert LLP on tax matters. – FILED HEREWITH

13(a)	Amended and Restated Service Agreement dated June 24, 2021 between the Registrant and the Advisor. – previously filed as exhibit 99(h)(6) to post-effective amendment no. 166 (File Nos. 002-10156 and 811-00560) filed on July 16, 2021 accession No. 0001133228-21-003918.

13(a)(1)	Amendment dated September 22, 2022 to the Amended and Restated Service Agreement dated June 24, 2021 between the Registrant and the Advisor relating to John Hancock Fundamental Large Cap Core Fund. – previously filed as exhibit 99.(h).7 to post-effective amendment no. 221 (File Nos. 002-10156 and 811-00560) filed on February 23, 2023, accession number 0001133228-23-000641.

13(a)(2)	Service Agreement dated June 30, 2020 among the Registrant, the Advisor, and the Registrant’s Chief Compliance Officer. – previously filed as exhibit 99.(h).7 to post-effective amendment no. 205 (File Nos. 002-10156 and 811-00560) filed on July 27, 2020 accession number No. 0001133228-20-004475.

13(a)(3)	Services Agreement dated March 3, 2014 among John Hancock Mutual Funds and Citi Fund Services Ohio, Inc. – previously filed as exhibit 99.(h).9 to post-effective amendment no. 142 (File Nos. 002-10156 and 811-00560) filed on June 15, 2015, accession number 0001133228-15-002717.

13(a)(4)	Amendment dated February 1, 2015 to Services Agreement dated March 3, 2014 among John Hancock Mutual Funds and Citi Fund Services Ohio, Inc. – previously filed as exhibit 99.(h).10 to post-effective amendment no. 142 (File Nos. 002-10156 and 811-00560) filed on June 15, 2015, accession number 0001133228-15-002717.

13(a)(5)	Amendment dated September 1, 2019 to Services Agreement dated March 3, 2014 among John Hancock Mutual Funds and Citi Fund Services Ohio, Inc. – previously filed as exhibit 99.(h).10 to post-effective amendment no. 205 (File Nos. 002-10156 and 811-00560) filed on July 27, 2020 accession number No. 0001133228-20-004475.

13(a)(6)	Amendment dated June 1, 2021 to Services Agreement dated March 3, 2014 among John Hancock Mutual Funds and Citi Fund Services Ohio, Inc. – previously filed as exhibit 99(h)(11) to post-effective amendment no. 166 (File Nos. 002-10156 and 811-00560) filed on July 16, 2021 accession No. 0001133228-21-003918.

13(a)(7)	Expense Limitation Letter Agreement and Voluntary Expense Limitation Notice between the Registrant and the Advisor. – TO BE FILED BY AMENDMENT.

13(a)(8)	Agreement to Waive Advisory Fees and Reimburse Expenses between the Registrant and the Advisor. – TO BE FILED BY AMENDMENT.

14(a)	Consent of Ernst & Young LLP – FILED HEREWITH

14(a)(1)	Consent of PricewaterhouseCoopers LLP – FILED HEREWITH

15	Not Applicable.

16	Power of Attorney – FILED HEREWITH

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”) the Registrant, John Hancock Investment Trust, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 21st day of January, 2025.

JOHN HANCOCK INVESTMENT TRUST

By:	/s/ Kristie M. Feinberg
Name: Kristie M. Feinberg
Title: President

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date

/s/ Kristie M. Feinberg Kristie M. Feinberg	President	January 21, 2025

/s/ Fernando A. Silva Fernando A. Silva	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	January 21, 2025

/s/ Andrew G. Arnott * Andrew G. Arnott	Trustee	January 21, 2025

/s/ William K. Bacic * William K. Bacic	Trustee	January 21, 2025

/s/ James R. Boyle * James R. Boyle	Trustee	January 21, 2025

/s/ William H. Cunningham * William H. Cunningham	Trustee	January 21, 2025

/s/ Noni L. Ellison * Noni L. Ellison	Trustee	January 21, 2025

/s/ Grace K. Fey * Grace K. Fey	Trustee	January 21, 2025

/s/ Dean C. Garfield * Dean C. Garfield	Trustee	January 21, 2025

/s/ Deborah C. Jackson * Deborah C. Jackson	Trustee	January 21, 2025

/s/ Paul Lorentz * Paul Lorentz	Trustee	January 21, 2025

Signature	Title	Date

/s/ Hassell H. McClellan * Hassell H. McClellan	Trustee	January 21, 2025

/s/ Frances G. Rathke * Frances G. Rathke	Trustee	January 21, 2025

/s/ Thomas R. Wright * Thomas R. Wright	Trustee	January 21, 2025

* By: Power of Attorney

* By:	/s/ Mara Moldwin
Mara Moldwin
Attorney-in-Fact

*	Pursuant to Power of Attorney filed herewith.

Exhibit Index

4A	Form of Agreement and Plan of Reorganization (filed herewith as Exhibit A to the Information Statement/Prospectus)

11	Opinion and Consent of Dechert LLP regarding legality of issuance of shares and other matters

12	Form of Opinion of Dechert LLP on tax matters

14(a)	Consent of Ernst & Young LLP

14(a)(1)	Consent of PricewaterhouseCoopers LLP

16	Power of Attorney